[FRONT COVER]

STATE STREET RESEARCH
CAPITAL FUND

ANNUAL REPORT

September 30, 1997

WHAT'S INSIDE

From the Chairman

An exciting year
to be an investor

Portfolio Manager's Review

Six challenging months,
six strong months

Fund Information

Facts and Figures

Plus, Complete Portfolio Holdings
and Financial Statements

[DALBAR LOGO]

  For Excellence
        in
Shareholder Service

STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN


[PHOTO OF CHAIRMAN]

Dear Shareholder:

In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, personal income has increased and Americans are the most confident they have been in close to 30 years. And although history teaches us that a convergence of so many positive factors is rare, no major concerns appear to threaten the current economy or the financial markets.

Stocks

Common stocks continued to post extraordinary returns as corporate profits rose for a sixth consecutive year, and investors continued to add money to equity mutual funds at a record pace. The U.S. stock market rose 40.43%, as measured by the S&P 500(1), during the year ended September 30, 1997. Small stocks, as measured by the Russell 2000, were up 31.42%(1). Outside the U.S. investment performance was mixed as markets in Europe and Latin America posted strong gains in local currency, while key stock markets in Southeast Asia were extremely weak, the result of currency devaluations and excessive optimism.

Bonds

Bonds lagged stocks for the year, but most segments of the bond market delivered respectable gains. The yield on the 30-year Treasury bond ended the period at 6.41% after spiking above 7.0% in April, the weakest month of the year for both stocks and bonds. The Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, gained 9.71%(1). Corporate bonds were strong performers, especially lower-rated high-yield bonds, which returned 15.73%, according to the First Boston High Yield Index(1).

What's Ahead

While the environment for financial assets remains positive, it may not be realistic to expect the stock market to deliver another year of double digit returns. Inflation remains low, and reports of corporate profits suggest that disappointments are beginning to outnumber surprises.

However, we believe that there are certain basic principles that can help to keep you focused on your long-term goals: Think long term. Maintain a diversified portfolio. Discipline yourself to stay with your investment program. If you have questions or concerns about your investments, review them with your financial professional. And, thank you for investing with State Street Research.
Sincerely,

[Signature of Ralph F. Verni]

Ralph F. Verni
Chairman
September 30, 1997

Because the Fund invests in emerging growth and special situation companies, an investment in the Fund may involve greater-than-average risk and above-average price fluctuation. Small-company stocks are more volatile than large-company stocks.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Lehman Brothers Aggregate Bond Index is a market value weighted index of fixed-rate debt issues, including U.S. treasury, agency and corporate bond issues, and mortgage-backed securities. The Russell 2000 Index is a weighted index comprised of the 2000 smallest stocks within the Russell 3000 Index (a weighted index of the 3000 largest capitalized U.S. companies). The First Boston High Yield Index is a commonly used measure of high yield bond performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible, results are for illustrative purposes only.

(2) Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also reflects reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3) +6.27% for Class B shares; +7.32% for Class C shares; +6.26% for Class D shares.

(4) +23.40% for Class B shares; +23.94% for Class C shares; +23.36% for Class D shares.

(5) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. During the periods prior to 1993 that shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(6) Performance reflects up to maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred, sales charges, where applicable.

(7) Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended September 30, 1997)
--------------------------------------------------------------------------------

Total value of $10,000 invested on October 1, 1987(2)
(Class A shares, at maximum applicable sales charge)

9/87      9,500
9/88      8,217
9/89     11,005
9/90      8,714
9/91     13,409
9/92     14,393
9/93     22,312
9/94     22,817
9/95     31,323
9/96     24,492
9/97     36,949


SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)(5,6)

--------------------------------------------
            10 Years     5 Years     1 Year
--------------------------------------------
Class A      +13.96%     +19.64%     +2.30%
--------------------------------------------
Class B      +14.13%     +19.80%     +1.27%
--------------------------------------------
Class C      +14.65%     +21.08%     +7.32%
--------------------------------------------
Class D      +14.14%     +20.02%     +5.26%
--------------------------------------------


Cumulative Total Returns
(do not reflect sales charge)(5,7)

--------------------------------------------
            10 Years      5 Years     1 Year
--------------------------------------------
Class A     +286.90%     +156.71%     +7.12%
--------------------------------------------
Class B     +274.85%     +148.72%     +6.27%
--------------------------------------------
Class C     +292.26%     +160.27%     +7.32%
--------------------------------------------
Class D     +275.35%     +149.05%     +6.26%
--------------------------------------------

PORTFOLIO MANAGER'S REVIEW
Capital Fund: Six Challenging Months, Six Strong Months

[Photo of Peter Bennett}
    Peter Bennett
  Portfolio Manager

We spoke with Peter Bennett, portfolio manager of State Street Research Capital Fund, about the year ended September 30, 1997 and his views on the period ahead. Bennett assumed responsibilities for the portfolio in August, 1997.

Q: How did the Fund perform last year?

A: It was a difficult year for the Fund. Class A shares returned +7.12% for the 12 months ended September 30, 1997 [without sales charge].(3) That was substantially less than the S&P 500, which returned +40.43%(1) over the same period and the average capital appreciation fund, which returned 27.47% as reported by Lipper Analytical Services.

Q: What accounted for the Fund's weak performance?

A: First, it was heavily invested in the stocks of small to medium-sized companies at a time when large company stocks were leading the market. Second, the Fund had a significant exposure to the science and technology sector during a period when that sector was quite volatile. And while some of the Fund's best performers were in this sector, their contribution to the portfolio's gains was more than offset by losses in other sector holdings. Third, because the Fund's turnover was higher than normal, transaction costs were a further drag on performance.

However, the Fund's woes were concentrated in the first half of the year. Performance improved steadily through the second half. In fact, during the last six months of the year, total return for Class A shares was 23.87%(4), just short of the average capital appreciation fund which gained +29.11%, according to Lipper.

Q: What happened in the second half of the year to help turn performance around?

A: Investors reacted to a strong dollar, a lower capital gains tax, and disappointing earnings reports from several large companies, by moving money from large cap stocks to small and mid-cap stocks. The shift in market sentiment benefited the Fund, which has a heavy exposure to small and mid-cap stocks.

Q: Three of the Fund's largest holdings--HFS, Republic Industries, and U.S. Office Products--share a common theme: all have played a major role in the consolidation in their respective industries. How have they performed so far?

A: Not as well as we had hoped. However, performance has improved, and we remain confident that these three offer significant potential. While the market was dominated by companies that were big, simple to understand, and global; investors shied away from companies like these three because of their complexity and because they are often difficult to analyze. HFS is a hospitality franchiser. They have assembled ownership of a number of different hotel chains through a fairly aggressive acquisition program, and they franchise to individual owners. Republic Industries is consolidating the retail auto market, buying up individual franchises and opening their own superstores called AutoNation. U.S. Office Products has been an aggressive consolidator of office products stores. All three companies are aggressive and acquisition-oriented, with strong, visible management.

Q: Peter, you took over management of the Fund late in the year. What's your strategy going forward?

A: I hope to bring the Fund's turnover down by focusing more on its core holdings, companies such as Compaq Computer and Motorola. These companies tend to be leaders in their respective businesses, well managed, and have had strong profitability and above-average earnings growth. This is an aggressive fund, and we will continue to manage it for maximum capital appreciation. With the help of our in-house research staff, we will be looking for and owning companies that can demonstrate earnings growth that is well above average. I expect the factors that are driving the domestic stock market--a healthy economy, low interest rates and a confident consumer--to continue for some time to come. In general, the environment is very favorable for the kind of growth-oriented stocks this fund owns.

September 30, 1997

Top 10 Stock Positions
(by percentage of net assets)

 1    HFS Hotel services                                                4.3%
 2    Republic Industries Automotive rentals & equipment                3.9%
 3    U.S. Office Products Retail office supplies                       2.5%
 4    Advanced Fibre Communications
       Telecommunications equipment                                     2.4%
 5    Caribiner Corporate communications                                2.3%
 6    COMPAQ Computer Personal computers                                2.1%
 7    Texas Instruments Electronic components                           2.0%
 8    Sanmina Circuit boards                                            2.0%
 9    America Online Internet software                                  1.9%
10    Jones Apparel Group Apparel                                       1.9%

These securities represent an aggregate of 25.3% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

[GRAPHIC OMITTED]

Top 5 Industries
(by percentage of net assets)

Business Service             14.3%
Electronic Compenents        12.9%
Electronic Equipment          9.7%
Computer Software             8.3%
Hotel & Restaurant            6.9%
Total 52.1%

Best and Worst Contributors to Performance
(October 1, 1996 through September 30, 1997)

Best
Sanmina
Benefitted from outsourcing in the electronics business.

Advanced Fibre Communications
Has strong position in the use of fiber optics in communications.

Republic Industries
Helped by automobile dealership consolidations.

Worst
Ascend Communications
Impacted by a slowdown in growth.

Sunglass Hut
Hurt by slowing demand and an inventory correction.

Trump Hotels & Casino Resorts
Suffered from the prospect of increased competition in Atlantic City.

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
September 30, 1997

-------------------------------------------------------------------
                                                          Value
                                             Shares      (Note 1)
-------------------------------------------------------------------
COMMON STOCKS 99.5%
Basic Industries 2.3%
Machinery 1.7%
Terex Corp.*  ...........................    252,200   $  5,233,150
Tyco International Ltd.   ...............    208,900     17,142,856
                                                       ------------
                                                         22,376,006
                                                       ------------
Metal & Mining 0.6%
Chicago Bridge & Iron Co. NV    .........    275,400      5,714,550
Ispat International NV Cl. A*   .........     75,200      2,152,600
                                                       ------------
                                                          7,867,150
                                                       ------------
  Total Basic Industries ...........................     30,243,156
                                                      -------------
Consumer Cyclical 22.0%
Automotive 1.4%
Budget Group Inc. Cl. A*  ...............    426,700     14,081,100
Danaher Corp. ...........................     96,000      5,568,000
                                                       ------------
                                                         19,649,100
                                                       ------------
Hotel & Restaurant 6.9%
Apple South Inc. ........................    130,900      2,519,825
Extended Stay America Inc.*  ............    885,000     13,275,000
Four Seasons Hotels Inc.  ...............     62,900      2,578,900
HFS Inc.*  ..............................    768,200     57,182,887
Interstate Hotels Co.* ..................    310,200     10,120,275
Trump Hotels & Casino Resorts Inc.*   ...    704,600      7,266,188
                                                       ------------
                                                         92,943,075
                                                       ------------
Recreation 5.6%
Action Performance Companies Inc.*    ...    279,700      8,146,262
Ascent Entertainment Group Inc.*   ......    200,000      2,300,000
Chancellor Media Corp.*   ...............    146,700      7,720,088
Florida Panthers Holdings Inc. Cl. A*        521,900     12,297,269
International Game Technology Inc. ......    570,000     12,967,500
Oakley Inc.*  ...........................    912,700      9,811,525
Ticketmaster Group Inc.*  ...............    315,300      7,330,725
Westinghouse Electric Corp.  ............    526,500     14,248,406
                                                       ------------
                                                         74,821,775
                                                       ------------
Retail Trade 5.4%
Abercrombie & Fitch Co. Cl. A*  .........     80,900      2,123,625
Borders Group Inc.* .....................    532,700     14,649,250
CVS Corp.  ..............................     42,600      2,422,875
Jones Apparel Group Inc.* ...............    469,600     25,358,400
Linens 'n Things Inc.* ..................    292,100      9,785,350
Proffitts Inc.*  ........................    197,200     11,684,100
RDO Equipment Co. Cl. A*  ...............     74,900      1,722,700
Sunglass Hut International Inc.*   ......    606,500      4,700,375
                                                       ------------
                                                         72,446,675
                                                       ------------

-------------------------------------------------------------------
                                                          Value
                                            Shares      (Note 1)
-------------------------------------------------------------------
Textile & Apparel 2.7%
Men's Wearhouse, Inc.* ..................    614,775   $ 22,900,369
Timberland Co. Cl. A*  ..................    162,400     12,951,400
                                                       ------------
                                                         35,851,769
                                                       ------------
Total Consumer Cyclical   ...............               295,712,394
                                                       ------------
Consumer Staple 24.0%
Business Service 14.3%
Caribiner International Inc.*   .........    756,400     30,823,300
Creative Technology Ltd.* ...............    938,600     23,992,962
HBO & Co.  ..............................    338,600     12,782,150
Outdoor Systems Inc.*  ..................    341,775      8,971,594
Republic Industries Inc.* ...............  1,610,800     53,055,725
Snyder Communications Inc.*  ............    459,200     12,628,000
U.S. Office Products Co.* ...............    937,900     33,060,975
Universal Outdoor Holdings Inc.*   ......    343,000     12,862,500
USA Waste Services Inc.*  ...............     97,400      3,883,825
                                                       ------------
                                                        192,061,031
                                                       ------------
Drug 3.2%
Eli Lilly & Co.  ........................    154,100     18,559,419
Schering-Plough Corp.  ..................    216,100     11,129,150
Warner-Lambert Co.  .....................     98,000     13,223,875
                                                       ------------
                                                         42,912,444
                                                       ------------
Food & Beverage 0.7%
Peapod Inc.*  ...........................    195,300      2,441,250
Starbucks Corp.* ........................    182,200      7,618,237
                                                       ------------
                                                         10,059,487
                                                       ------------
Hospital Supply 3.2%
Aetna Inc. ..............................    101,600      8,274,050
Boston Scientific Corp.*  ...............    233,600     12,891,800
Tenet Healthcare Corp.*   ...............    347,700     10,126,763
Trigon Healthcare Inc.*   ...............    477,000     11,835,562
                                                       ------------
                                                         43,128,175
                                                       ------------
Personal Care 0.9%
Avon Products Inc.  .....................    192,900     11,959,800
                                                       ------------
Printing & Publishing 0.7%
Big Flower Press Holdings Inc.*    ......     74,600      1,729,788
Valassis Communications Inc.*   .........    237,000      7,554,375
                                                       ------------
                                                          9,284,163
                                                       ------------
Tobacco 1.0%
Philip Morris Companies, Inc.   .........    317,100     13,179,469
                                                       ------------
Total Consumer Staple  ..................               322,584,569
                                                       ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------
                                                           Value
                                              Shares     (Note 1)
---------------------------------------------------------------------
Energy 3.1%
Oil Service 3.1%
Diamond Offshore Drilling Inc.*   .........  126,800   $    6,997,775
Ensco International Inc. ..................  178,600        7,043,537
Newpark Resources Inc.*  ..................  106,800        4,198,575
Schlumberger Ltd.  ........................  154,000       12,964,875
Varco International Inc.*   ...............   82,500        4,001,250
Weatherford Enterra Inc.*   ...............  118,000        6,290,875
                                                       --------------
                                                           41,496,887
                                                       --------------
Total Energy  ....................................         41,496,887
                                                       --------------
Finance 9.5%
Bank 4.3%
Bank United Corp. Cl. A  ..................  227,000       10,044,750
BankAmerica Corp.  ........................  259,800       19,046,587
Citicorp  .................................   73,200        9,804,225
H.F. Ahmanson & Co.   .....................  166,000        9,430,875
NationsBank Corp.  ........................  150,000        9,281,250
                                                       --------------
                                                           57,607,687
                                                       --------------
Financial Service 1.4%
Merrill Lynch & Company Inc.   ............  247,700       18,376,244
                                                       --------------
Insurance 3.8%
Ace Ltd.  .................................  138,100       12,981,400
Hartford Financial Services Group, Inc.       81,100        6,979,669
Provident Companies, Inc.   ...............  161,100       11,266,931
Travelers Group Inc.  .....................  292,500       19,963,125
                                                       --------------
                                                           51,191,125
                                                       --------------
Total Finance    .................................        127,175,056
                                                       --------------
Science & Technology 38.6%
Aerospace 0.9%
Boeing Co.   ..............................  234,600       12,771,038
                                                       --------------
Computer Software & Service 8.3%
America Online Inc.*  .....................  336,900       25,414,894
Ascend Communications Inc.*    ............  174,200        5,639,725
Computer Associates International Inc.  ...  310,900       22,326,506
EMC Corp.*   ..............................  193,800       11,313,075
Geoworks* .................................  214,100        3,505,888
McAfee Associates Inc.*  ..................  214,800       11,384,400
Microsoft Corp.*   ........................  107,900       14,276,519
P-Com, Inc.* ..............................  313,000        7,492,437
Westell Technologies, Inc. Cl. A*    ......  193,100        4,284,406
Xilinx Inc.* ..............................  107,800        5,457,375
                                                       --------------
                                                          111,095,225
                                                       --------------

---------------------------------------------------------------------
                                                           Value
                                             Shares      (Note 1)
---------------------------------------------------------------------
Electronic Components 12.9%
Altera Corp.*   ...........................  416,400   $   21,340,500
Analog Devices Inc.*  .....................  298,600       10,003,100
Atmel Corp.* ..............................  283,600       10,333,675
CHS Electronics Inc.* .....................  640,950       17,546,006
Intel Corp.  ..............................  205,700       18,988,681
Kulicke & Soffa Industries Inc.*  .........  372,800       17,265,300
Lattice Semiconductor Corp.*   ............  117,600        7,658,700
LSI Logic Corp.*   ........................  420,700       13,514,988
Microchip Technology Inc.*  ...............   98,300        4,438,859
Sanmina Corp.*  ...........................  304,000       26,315,000
Texas Instruments Inc.   ..................  195,200       26,376,400
                                                       --------------
                                                          173,781,209
                                                       --------------
Electronic Equipment 9.7%
Advanced Fibre Communications, Inc.*    ...  774,000       31,734,000
Applied Materials Inc.*  ..................  202,400       19,278,600
ASM Lithography Holdings NV*   ............  128,900       12,728,875
KLA-Tencor Corp.*  ........................  202,600       13,688,162
Motorola Inc.   ...........................  334,400       24,035,000
Qwest Communications International Inc.*      44,900        2,071,013
Tellabs Inc.*   ...........................  171,000        8,806,500
Teradyne Inc.*  ...........................  322,900       17,376,056
                                                       --------------
                                                          129,718,206
                                                       --------------
Office Equipment 6.8%
Compaq Computer Corp.*   ..................  385,200       28,793,700
Dell Computer Corp.*  .....................  146,000       14,143,750
Diebold Inc. ..............................  109,100        5,168,613
Hewlett-Packard Co.   .....................  350,700       24,395,569
Sun Microsystems Inc.*   ..................  410,200       19,202,487
                                                       --------------
                                                           91,704,119
                                                       --------------
Total Science & Technology  ...............               519,069,797
                                                       --------------
Total Common Stocks (Cost $986,944,517) ...             1,336,281,859
                                                       --------------


---------------------------------------------------------------------
                          Principal    Maturity
                           Amount        Date
--------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 0.7%
Chevron Oil Finance Co.,
  6.00%  ............... $9,880,000   10/01/1997            9,880,000
                                                       --------------
Total Short-Term Obligations (Cost $9,880,000) ...          9,880,000
                                                       --------------
Total Investments (Cost $996,824,517)--100.2%  ...      1,346,161,859
Cash and Other Assets, Less Liabilities--(0.2%)            (2,964,219)
                                                       --------------
Net Assets--100.0%  ..............................     $1,343,197,640
                                                       ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
September 30, 1997


Federal Income Tax Information:

At September 30, 1997, the net unrealized
  appreciation of investments based on cost for
  for federal income tax purposes of $9,9,303,261 was
  as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                                   $373,298,404
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  over value                                                       (26,439,806)
                                                                 -------------
                                                                 $ 346,858,598
                                                                 =============

-------------------------------------
* Nonincome-producing securities

  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
September 30, 1997

Assets
Investments, at value (Cost $996,824,517)(Note 1)  ............  $1,346,161,859
Cash  .........................................................             218
Receivable for securities sold   ..............................       3,678,217
Receivable for fund shares sold  ..............................         779,668
Dividends and interest receivable   ...........................         497,568
Other assets   ................................................          72,077
                                                                 --------------
                                                                  1,351,189,607
Liabilities
Payable for fund shares redeemed    ...........................       5,363,416
Accrued management fee (Note 2)  ..............................         841,559
Accrued transfer agent and shareholder services
  (Note 2)  ...................................................         809,106
Accrued distribution and service fees (Note 4)  ...............         677,778
Accrued trustees' fees (Note 2)  ..............................          27,781
Other accrued expenses  .......................................         272,327
                                                                 --------------
                                                                      7,991,967
                                                                 --------------
Net Assets                                                       $1,343,197,640
                                                                 ==============
Net Assets consist of:
 Unrealized appreciation of investments   .....................  $  349,337,342
 Accumulated net realized gain   ..............................       8,511,656
 Shares of beneficial interest   ..............................     985,348,642
                                                                 --------------
                                                                 $1,343,197,640
                                                                 ==============
Net Asset Value and redemption price per share of
  Class A shares ($470,976,964 [divided by] 31,944,062 shares
  of beneficial interest)  ....................................          $14.74
                                                                         ======
Maximum Offering Price per share of Class A shares
  ($14.74 [divided by] .955)  .................................          $15.43
                                                                         ======
Net Asset Value and offering price per share of Class
  B shares ($562,392,009 [divided by] 39,506,904 shares of
  beneficial interest)* .......................................          $14.24
                                                                         ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($189,777,868 [divided by]
  12,682,096 shares of beneficial interest)  ..................          $14.96
                                                                         ======
Net Asset Value and offering price per share of Class
  D shares ($120,050,799 [divided by] 8,418,494 shares of
  beneficial interest)* .......................................          $14.26
                                                                         ======

-------------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended September 30, 1997

Investment Income
Dividends, net of foreign taxes of $23,175 ............    $  3,023,118
Interest  .............................................       1,999,857
                                                           ------------
                                                              5,022,975
Expenses
Management fee (Note 2)  ..............................       5,786,403
Transfer agent and shareholder services (Note 2) ......       1,218,977
Service fee--Class A (Note 4)  ........................         378,641
Distribution and service fees--Class B (Note 4)  ......       3,983,871
Distribution and service fees--Class D (Note 4)  ......       1,695,482
Custodian fee   .......................................         213,923
Reports to shareholders  ..............................         132,102
Registration fees  ....................................          74,821
Trustees' fees (Note 2)  ..............................          33,811
Audit fee .............................................          25,909
Legal fees   ..........................................          14,421
Miscellaneous   .......................................          31,620
                                                           ------------
                                                             13,589,981
                                                           ------------
Net investment loss   .................................      (8,567,006)
                                                           ------------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 3) ......      11,938,430
Net unrealized appreciation of investments (Note 5) ...      91,743,820
                                                           ------------
Net gain on investments  ..............................     103,682,250
                                                           ------------
Net increase in net assets resulting from operations       $ 95,115,244
                                                           ============


-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                          Year ended September 30
                                     ----------------------------------
                                         1997               1996
-----------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss  ............    $   (8,567,006)     $  (5,102,129)
Net realized gain (loss) on
  investments  ..................        11,938,430         (2,073,183)
Net unrealized appreciation of
  investments  ..................        91,743,820         70,731,585
                                    ---------------      -------------
Net increase resulting from
  operations   ..................        95,115,244         63,556,273
                                    ---------------      -------------
Distribution from net realized gains:
 Class A ........................                --         (4,170,914)
 Class B ........................                --        (15,632,187)
 Class C ........................                --         (3,556,781)
 Class D ........................                --         (7,349,181)
                                    ---------------      -------------
                                                 --        (30,709,063)
                                    ---------------      -------------
Net increase from fund share
  transactions (Note 6) .........       521,782,662        291,406,436
                                    ---------------      -------------
Total increase in net assets  ...       616,897,906        324,253,646
Net Assets
Beginning of year ...............       726,299,734        402,046,088
                                    ---------------      -------------
End of year .....................   $ 1,343,197,640      $ 726,299,734
                                    ===============      =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1997

Note 1

State Street Research Capital Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Capital Fund, State Street Research Emerging Growth Fund and State Street Research Aurora Fund.

The investment objective of the Fund is to seek maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Fund's investment manager.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.

B. Federal Income Taxes

No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1995 through September 30, 1996, the Fund incurred net capital losses of $355,768 and has deferred and treated such losses as arising in the fiscal year ended September 30, 1997.

C. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 1997, the fees pursuant to such agreement amounted to $5,786,403.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended September 30, 1997, the amount of such expenses was $623,372.

The fees of the Trustees not currently affiliated with the Adviser amounted to $33,811 during the year ended September 30, 1997.

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 3

For the year ended September 30, 1997, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $1,749,341,564 and $1,915,835,515, respectively.

Note 4

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1997, fees pursuant to such plan amounted to $378,641, $3,983,871 and $1,695,482 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $106,989 and $341,138, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $1,016,713 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $983,625 and $47,574 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 5

On August 15, 1997, the Fund acquired the assets and liabilities of State Street Research Capital Appreciation Fund ("Capital Appreciation Fund") in exchange for shares of each class of the Fund. The acquisition was accounted for as a tax-free exchange of 26,138,898 Class A shares, 14,162,121 Class B shares, 10,217,407 Class C shares and 361,359 Class D shares of the Fund for the net assets of Capital Appreciation Fund which amounted to $353,659,292, $185,240,546, $140,284,992 and $4,733,802 for Class A, Class B, Class C and
Class D shares, respectively. The net assets of Capital Appreciation Fund included $123,785,793 of unrealized appreciation at the close of business on August 15, 1997. The net assets of the Fund immediately after the acquisition were $1,337,213,570.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At September 30, 1997, the Distributor owned 6,133 Class A shares of the Fund.

Share transactions were as follows:

                                                                         Year ended September 30
                                                                     -----------------------------
                                                                                  1997
                                                                     -----------------------------
Class A                                                                Shares          Amount
-------------------------------------------------------------------  -------------- --------------
Shares sold  ......................................................     3,871,815   $   51,103,143
Issued in connection with acquisition of Capital Appreciation Fund     26,138,898      353,659,292
Issued upon reinvestment of distribution from net realized gains               --               --
Shares repurchased    .............................................    (6,367,582)     (84,655,673)
                                                                     ------------  ---------------
Net increase    ...................................................    23,643,131   $  320,106,762
                                                                     ============   ==============
Class B                                                                 Shares           Amount
------------------------------------------------------------------- ------------    --------------
Shares sold  ......................................................     6,813,680   $   86,756,398
Issued in connection with acquisition of Capital Appreciation Fund     14,162,121      185,240,546
Issued upon reinvestment of distribution from net realized gains               --               --
Shares repurchased    .............................................   (10,341,798)    (133,779,126)
                                                                     ------------   --------------
Net increase    ...................................................    10,634,003   $  138,217,818
                                                                     ============   ==============
Class C                                                                 Shares           Amount
------------------------------------------------------------------- ------------    --------------
Shares sold  ......................................................     1,093,116   $   14,973,137
Issued in connection with acquisition of Capital Appreciation Fund     10,217,407      140,284,992
Issued upon reinvestment of distribution from net realized gains               --               --
Shares repurchased    .............................................    (1,127,539)     (15,594,561)
                                                                     ------------   --------------
Net increase (decrease)  ..........................................    10,182,984   $  139,663,568
                                                                     ============   ==============
Class D                                                                 Shares           Amount
------------------------------------------------------------------- ------------    --------------
Shares sold  ......................................................     3,002,442   $   38,095,940
Issued in connection with acquisition of Capital Appreciation Fund        361,359        4,733,802
Issued upon reinvestment of distribution from net realized gains               --               --
Shares repurchased    .............................................    (9,125,682)    (119,035,228)
                                                                     ------------   --------------
Net increase (decrease)  ..........................................    (5,761,881)  $  (76,205,486)
                                                                     ============   ==============

                                                                          Year ended September 30
                                                                        ----------------------------
                                                                                    1996
                                                                        ----------------------------
Class A                                                                    Shares          Amount
-------------------------------------------------------------------     ----------      ------------
Shares sold  ......................................................      4,999,832      $ 62,467,171
Issued in connection with acquisition of Capital Appreciation Fund              --                --
Issued upon reinvestment of distribution from net realized gains           302,993         3,738,939
Shares repurchased    .............................................     (1,085,442)      (13,577,652)
                                                                        ----------      ------------
Net increase    ...................................................      4,217,383      $ 52,628,458
                                                                        ==========      ============
Class B                                                                   Shares           Amount
-------------------------------------------------------------------     ----------      -------------
Shares sold  ......................................................     14,984,596      $183,598,870
Issued in connection with acquisition of Capital Appreciation Fund              --                --
Issued upon reinvestment of distribution from net realized gains         1,171,523        14,187,153
Shares repurchased    .............................................     (2,587,886)      (31,537,100)
                                                                        ----------      ------------
Net increase    ...................................................     13,568,233      $166,248,923
                                                                        ==========      ============
Class C                                                                   Shares           Amount
-------------------------------------------------------------------     ----------       ------------
Shares sold  ......................................................        822,474      $ 10,670,766
Issued in connection with acquisition of Capital Appreciation Fund              --                --
Issued upon reinvestment of distribution from net realized gains           267,147         3,331,325
Shares repurchased    .............................................     (2,072,769)      (26,820,873)
                                                                        ----------      ------------
Net increase (decrease)  ..........................................       (983,148)     $(12,818,782)
                                                                        ==========      ============
Class D                                                                   Shares           Amount
-------------------------------------------------------------------     ----------        -----------
Shares sold  ......................................................      7,893,265       $96,528,582
Issued in connection with acquisition of Capital Appreciation Fund              --                --
Issued upon reinvestment of distribution from net realized gains           561,501         6,811,002
Shares repurchased    .............................................     (1,469,595)      (17,991,747)
                                                                        ----------       -----------
Net increase (decrease)  ..........................................      6,985,171       $85,347,837
                                                                        ==========       ===========

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                      Class A
                                      ---------------------------------------------------------------------------
                                                              Year ended September 30
                                      ---------------------------------------------------------------------------
                                          1997*           1996*            1995*           1994            1993**
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                                 $13.76           $13.53           $9.92          $10.43          $8.03
                                         ------           ------           -----          ------          -----
Net investment loss                       (0.08)           (0.05)          (0.04)          (0.04)         (0.03)
Net realized and unrealized
 gain on investments                       1.06             1.30            3.69            0.28           2.43
                                         ------           ------           -----          ------          -----
  Total from investment
   operations                              0.98             1.25            3.65            0.24           2.40
                                         ------           ------           -----          ------          -----
Distributions from net
 realized gains                              --            (1.02)          (0.04)          (0.75)            --
                                         ------           ------           -----          ------          -----
  Total distributions                        --            (1.02)          (0.04)          (0.75)            --
                                         ------           ------           -----          ------          -----
Net asset value, end of
 year                                    $14.74           $13.76          $13.53           $9.92          $10.43
                                         ======           ======          ======           =====          ======
Total return                               7.12%+          10.12%+         36.95%+          2.51%+         24.61%++
Net assets at end of year
 (000s)                                $470,977         $114,247         $55,250         $19,891          $7,251
Ratio of operating expenses
 to average net assets                     1.21%            1.26%           1.33%           1.41%           2.43%[dbldag]
Ratio of net investment loss
 to average net assets                    (0.60)%          (0.39)%         (0.34)%         (0.55)%         (1.43)%[dbldag]
Portfolio turnover rate                  230.66%          215.07%         214.59%         167.08%         129.57%
Average commission rate@                $0.0337          $0.0278              --              --             --



                                                                   Class B
                                      ---------------------------------------------------------------------------
                                                              Year ended September 30
                                      ---------------------------------------------------------------------------
                                          1997*           1996*            1995*           1994            1993**
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                                $13.40          $13.29            $9.82          $10.40           $8.68
                                        ------          ------            -----          ------           -----
Net investment loss                      (0.17)          (0.14)           (0.12)          (0.08)          (0.04)
Net realized and unrealized
 gain on investments                      1.01            1.27             3.63            0.25            1.76
                                        ------          ------            -----          ------           -----
  Total from investment
   operations                             0.84            1.13             3.51            0.17            1.72
                                        ------          ------            -----          ------           -----
Distributions from net
 realized gains                             --            (1.02)           (0.04)          (0.75)            --
                                        ------          ------            -----          ------           -----
  Total distributions                       --            (1.02)           (0.04)          (0.75)            --
Net asset value, end of
 year                                   $14.24           $13.40           $13.29           $9.82          $10.40
                                        ======           ======           ======           =====          ======
Total return                              6.27%+           9.33%+          35.90%+          1.79%+         19.82%++
Net assets at end of year
 (000s)                               $562,392         $386,899         $203,446         $73,354         $16,044
Ratio of operating expenses
 to average net assets                    1.98%            2.01%            2.08%           2.16%           3.16%[dbldag]
Ratio of net investment loss
 to average net assets                   (1.32)%          (1.13)%          (1.10)%         (1.28)%         (2.15)%[dbldag]
Portfolio turnover rate                 230.66%          215.07%          214.59%         167.08%         129.57%
Average commission rate@               $0.0337          $0.0278               --              --              --

                                                          Class C
                                      ---------------------------------------------------------------------------
                                                              Year ended September 30
                                      ---------------------------------------------------------------------------
                                          1997*           1996*            1995*           1994            1993**
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                              $13.94           $13.66           $9.99             $10.46            $7.96
                                      ------           ------           -----             ------            -----
Net investment loss                    (0.05)           (0.01)          (0.01)             (0.03)           (0.06)
Net realized and unrealized
 gain on investments                    1.07             1.31              3.72            0.31              3.90
                                      ------           ------           -----             ------            -----
  Total from investment
   operations                           1.02             1.30              3.71             0.28             3.84
                                      ------           ------           -----             ------            -----
Distributions from net
 realized gains                           --            (1.02)        ( 0.04)             (0.75)            (1.34)
                                      ------           ------           -----             ------            -----
  Total distributions                     --            (1.02)         ( 0.04)             (0.75)           (1.34)
                                      ------           ------           -----             ------            -----
Net asset value, end of
 year                                 $14.96           $13.94           $13.66             $9.99           $10.46
                                      ======           ======           ======             =====           ======
Total return                            7.32%+          10.41%+          37.30%+            2.91%+          55.46%+
Net assets at end of year
 (000s)                             $189,778          $34,835          $47,553           $23,967          $18,342
Ratio of operating expenses
 to average net assets                  0.96%            1.01%            1.08%             1.16%            2.11%
Ratio of net investment loss
 to average net assets                 (0.37)%          (0.08)%          (0.07)%           (0.32)%          (1.30)%
Portfolio turnover rate               230.66%          215.07%          214.59%           167.08%          129.57%
Average commission rate@             $0.0337          $0.0278               --                --               --



                                                                  Class D
                              -------------------------------------------------------------------------------
                                                          Year ended September 30
                              -------------------------------------------------------------------------------
                                   1997*             1996*            1995*           1994             1993***
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                             $13.42            $13.31           $9.83          $10.39           $8.68
Net investment loss                   (0.17)            (0.14)          (0.12)          (0.09)          (0.04)
Net realized and unrealized
 gain on investments                   1.01              1.27            3.64            0.28            1.75
  Total from investment
   operations                          0.84              1.13            3.52            0.19            1.71
Distributions from net
 realized gains                          --             (1.02)          (0.04)          (0.75)             --
  Total distributions                    --             (1.02)          (0.04)          (0.75)             --
Net asset value, end of
 year                                $14.26            $13.42          $13.31           $9.83          $10.39
Total return                           6.26%+            9.23%+         36.07%+          2.00%+         19.70%++
Net assets at end of year
 (000s)                            $120,051          $190,319         $95,797         $37,783          $5,011
Ratio of operating expenses
 to average net assets                 1.98%             2.01%           2.08%           2.16%           3.16%[dbldag]
Ratio of net investment loss
 to average net assets                (1.30)%           (1.13)%         (1.09)%         (1.28)%         (2.16)%[dbldag]
Portfolio turnover rate              230.66%           215.07%         214.59%         167.08%         129.57%
Average commission rate@            $0.0337           $0.0278              --              --              --

--------------------------------------------------------------------------------
[dbldag] Annualized
  *  Per-share figures have been calculated using the average shares method.
 **  February 17, 1993 (commencement of share class designations) to September 30, 1993.
***  March 15, 1993 (commencement of share class designations) to September 30, 1993.
  +  Total return figures do not reflect any front-end or contingent deferred sales charges.
 ++  Represents aggregate return for the period without annualization and does not reflect any f
     Front-end or contingent deferred sales charges.
  @  Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Capital Trust and Shareholders of State Street Research Capital Fund

We have audited the accompanying statement of assets and liabilities of State Street Research Capital Fund, including the schedule of portfolio investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Capital Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.






                                       Coopers & Lybrand L.L.P.

Boston, Massachusetts
November 7, 1997

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Capital Fund had a difficult year. Class A shares of the Fund returned +7.12% [without sales charge] to investors for the 12 months ended September 30, 1997. This total return performance was less than that of the average capital appreciation fund tracked by Lipper Analytical Services, which returned +27.47% for the same period. The S&P 500 Composite Index was up 40.43%. However, performance picked up in the second half of the year. During the last six months, total return for Class A shares was 23.87%, just short of the average capital appreciation fund which gained +29.11%, according to Lipper.

The Fund invests primarily in emerging growth stocks and undervalued special situation stocks.

The Fund's emphasis on small and mid-cap stocks during a period that generally favored large-cap stocks hurt the Fund's performance. However, as the market began to rotate away from large caps and to recognize some of the smaller and mid-size stocks owned by the Fund, performance picked up significantly.

Investments in basic industries such as chemicals and metal & mining were cut back during the last six months, along with airlines, retail and oil companies. Additions were made to the Fund's science and technology positions after the sector had come down some, and to business services, the Fund's largest single industry at 14.3%. The Fund's investment in recreation companies was also increased.

September 30, 1997

The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. During the periods prior to 1993 that shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

                               Change in Value of
                          $10,000 Based on the S&P 500
                     Compared to Change in Value of $10,000
                             Invested in the Fund

         Class A Shares

  Average Annual Total Return
1 Year       5 Years         10 Years
2.30%         19.64%           13.96%

          Capital Fund        S&P 500
9/87          9,500           10,000
9/88          8,217            8,761
9/89         11,005           11,648
9/90          8,714           10,571
9/91         13,409           13,858
9/92         14,393           15,389
9/93         22,312           17,384
9/94         22,781           18,024
9/95         31,323           23,378
9/96         34,492           28,129
9/97         36,949           39,500


         Class B Shares

  Average Annual Total Return
1 Year       5 Years         10 Years
1.27%         19.80%           14.13%

          Capital Fund        S&P 500
9/87         10,000           10,000
9/88          8,217            8,761
9/89         11,005           11,648
9/90          8,714           10,571
9/91         13,409           13,858
9/92         14,393           15,389
9/93         22,273           17,384
9/94         22,672           18,024
9/95         30,811           23,378
9/96         33,687           28,129
9/97         37,485           39,500


         Class C Shares

  Average Annual Total Return
1 Year       5 Years         10 Years
7.32%         21.04%           14.65%

          Capital Fund        S&P 500
9/87         10,000           10,000
9/88          8,217            8,761
9/89         11,005           11,648
9/90          8,714           10,571
9/91         13,409           13,858
9/92         14,393           15,389
9/93         22,403           17,384
9/94         23,604           18,024
9/95         31,225           23,387
9/96         33,254           28,129
9/97         39,226           39,500

         Class D Shares

  Average Annual Total Return
1 Year       5 Years         10 Years
5.26%         20.02%           14.14%

          Capital Fund        S&P 500
9/87         10,000           10,000
9/88          8,217            8,761
9/89         11,005           11,648
9/90          8,714           10,571
9/91         13,409           13,858
9/92         14,393           15,389
9/93         22,252           17,384
9/94         22,697           18,024
9/95         30,883           23,378
9/96         35,324           28,129
9/97         37,535           39,500

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH CAPITAL TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Capital Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Jesus A. Cabrera
Vice President

Rudolph K. Kluiber
Vice President

James M. Weiss
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Associate, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel, Choate, Hall & Stewart

State Street Research Capital Fund                             Bulk Rate
One Financial Center                                          U.S. Postage
Boston, MA 02111                                                  PAID
                                                              Randolph, MA
Questions? Comments?                                         Permit No. 600

Call us at 1-800-562-0032, or
Write us at:
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408 or
E-Mail us at:
info@ssrfunds.com

[STATE STREET RESEARCH logo]

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Capital Fund prospectus. When used after December 31, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 4412-971120(1298)SSR-LD                       CF-866D-1197IBSRN

[FRONT COVER]

STATE STREET RESEARCH
EMERGING GROWTH FUND

ANNUAL REPORT

September 30, 1997

WHAT'S INSIDE

From the Chairman

An exciting
year for investors

Portfolio Manager's Review

Small caps are back

Fund Information

Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[DALBAR LOGO]

  For Excellence
        in
Shareholder Service

STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[PHOTO OF CHAIRMAN]

Dear Shareholder:

In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, personal income has increased, and Americans are the most confident they have been in close to 30 years. And although history teaches us that a convergence of so many positive factors is rare, no major concerns appear to threaten the current economy or the financial markets.

Stocks

Common stocks continued to post extraordinary returns as corporate profits rose for a sixth consecutive year, and investors continued to add money to equity mutual funds at a record pace. The U.S. stock market rose 40.43%, as measured by the S&P 500(1), during the year ended September 30, 1997. Small stocks, as measured by the Russell 2000, were up 31.42%(1). Outside the U.S. investment performance was mixed as markets in Europe and Latin America posted strong gains in local currency, while key stock markets in Southeast Asia were extremely weak, the result of currency devaluations and excessive optimism.

Bonds

Bonds lagged stocks for the year, but most segments of the bond market delivered respectable gains. The yield on the 30-year Treasury bond ended the period at 6.41% after spiking above 7.00% in April, the weakest month of the year for both stocks and bonds. The Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, gained 9.71%(1). Corporate bonds were strong performers, especially lower-rated high-yield bonds, which returned 15.73%, according to the First Boston High Yield Index(1).

What's Ahead

While the environment for financial assets remains positive, it may not be realistic to expect the stock market to deliver another year of double digit returns. Inflation remains low, and reports of corporate profits suggest that disappointments are beginning to outnumber surprises.

However, we believe that there are certain basic principles that can help to keep you focused on your long-term goals: Think long term. Maintain a diversified portfolio. Discipline yourself to stay with your investment program. If you have questions or concerns about your investments, review them with your financial professional. And, thank you for investing with State Street Research.

Sincerely,

[Signature of Ralph F. Verni]

Ralph F. Verni
Chairman
September 30, 1997

Because the Fund invests in emerging growth and special situation companies, an investment in the Fund may involve greater-than-average risk and above-average price fluctuations. Small-company stocks are more volatile than large-company stocks. Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Lehman Brothers Aggregate Bond Index is a market value weighted index of fixed-rate debt issues, including U.S. treasury, agency and corporate bond issues, and mortgage-backed securities. The Russell 2000 Index is a weighted index comprised of the 2000 smallest stocks within the Russell 3000 Index (a weighted index of the 3000 largest capitalized U.S. companies). The Russell 2000 Growth Index contains those securities within the Russell 2000 Index with a greater than average growth orientation. The First Boston High Yield Index is a commonly used measure of high yield bond performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2) Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also reflects reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3) +46.91% for Class B shares; +48.34% for Class C shares; +47.15% for Class D shares.

(4) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1994, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(5) Performance reflects up to maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable.

(6) Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended September 30, 1997)
--------------------------------------------------------------------------------

Total value of $10,000 invested at Fund's inception(2)
(Class A shares, at maximum applicable sales charge)

[Mountain chart]

 9550
 8560
 9690
11330
16769

[End chart]


SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)(4,5)

---------------------------------------------------
             Life of Fund
            (since 10/4/93)     3 years      1 year
---------------------------------------------------
Class A         +13.82%         +23.22%     +41.34%
---------------------------------------------------
Class B         +13.85%         +23.54%     +41.91%
---------------------------------------------------
Class C         +15.48%         +25.43%     +48.34%
---------------------------------------------------
Class D         +14.38%         +24.23%     +46.15%
---------------------------------------------------

Cumulative Total Returns
(do not reflect sales charge)(4,6)

---------------------------------------------------
             Life of Fund
            (since 10/4/93)     3 years      1 year
---------------------------------------------------
Class A         +75.59%         +95.89%     +48.00%
---------------------------------------------------
Class B         +70.90%         +91.56%     +46.91%
---------------------------------------------------
Class C         +77.70%         +97.33%     +48.34%
---------------------------------------------------
Class D         +71.03%         +91.71%     +47.15%
---------------------------------------------------

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. Without subsidization, performance would have been lower. Total value of $10,000 invested at Fund's inception2 (Class A shares, at maximum applicable sales charge)

PORTFOLIO MANAGER'S REVIEW
Emerging Growth Fund: Small Caps Are Back

[Photo of J.C. Cabrera]
      J.C. Cabrera
    Portfolio Manager

We spoke with J.C. Cabrera, portfolio manager of State Street Research Emerging Growth Fund, about the year ended September 30, 1997 and his views on the period ahead. Cabrera assumed responsibilities for the Fund in August, 1997.

Q: How did the Fund perform last year?

A: It was an excellent year for the Fund.

Class A shares gained 48.00% [without sales charge](3) for the 12 months ended September 30, 1997. That was well above the Russell 2000 Growth Index, a commonly quoted measure of small company stock performance, which rose 23.26% over the same period. The Fund handily beat the average small company fund, which rose 29.79% for the year, according to Lipper Analytical Services.

Q: What accounted for the Fund's strong performance?

A: In general, the Fund benefited because small company stocks finally got a boost after trailing large company stocks in the first half of the year. But stock selection, especially among consumer companies, was the primary driver of performance. In fact, you might say the Fund turned in superior performance despite its over representation of consumer stocks and relative underrepresentation of science and technology stocks, one of the market's strongest sectors during the period.

Q: Why did the Fund's large investment in consumer companies work so well?

A: We looked for a number of key qualities--attractive stock prices relative to profitability, good sales and earnings growth, and the ability to execute a good concept. For example, the Fund's biggest investment was in Caribiner. This company, which is not exactly a household name, develops and executes educational and marketing programs and large meetings for major American corporations. Caribiner has increased revenues and earnings, and the stock price doubled in the past year.

Another of the Fund's largest holdings, Steiner Leisure, has built its business as an outsourcer for other companies. Steiner runs spas and health clubs, primarily for leisure ships. As this economy has raised personal income and consumer confidence, the number of passengers on cruise ships has grown, and the company has been able to ride the trend to higher sales and profits.

Q: Were there any disappointments along the way?

A: When you are investing in small companies, there are bound to be disappointments. Extended Stay America is one that comes to mind. Here's a company that targets business professionals who are relocating or on an extended assignment that makes a hotel room impractical. The company has grown rapidly. It's actually ahead of its own estimates for generating profits. However, the stock hasn't delivered comparable returns. We continue to own it because we believe that when investors start looking around for stocks that still offer some value at today's prices, Extended Stay America is the kind of company they may discover.

Q: You took over the Fund near the end of the fiscal year. What changes have you made or plan to make?

A: I plan on reducing the Fund's exposure to consumer companies. Although many of these stocks have done well, I believe it's a prudent move. I will consider adding to the Fund's investment in science and technology stocks. Although these stocks have already had a great run, I believe that there are still opportunities to find value, especially among software companies and semiconductor capital equipment manufacturers. That's where I'll be focusing.

Q: What is your outlook for small company stocks?

A: It's positive. I believe that the market has begun to recognize the potential of small company stocks now that large company stocks are beginning to have trouble delivering another year of double digit earnings growth. And because large companies typically derive a big percentage of their revenues from foreign markets, they've been hit hard by a strong dollar and weakness in Southeast Asia. In that context, small company stocks look quite attractive.

Another positive factor is the recent cut in the capital gains tax. Although investors often take advantage of the opportunity to take profits in the period immediately following a tax cut, historically it has been a positive factor for small, growth-oriented companies as time goes on.

September 30, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Top 10 Stock Positions
(by percentage of net assets)

 1   Caribiner Corporate communications                                 3.3%
 2   Cooper Medical products                                            3.2%
 3   U.S. Office Products Retail office supplies                        2.8%
 4   US Filter Water treatment systems                                  2.5%
 5   Winsloew Furniture Office furnishings                              2.2%
 6   Timberland Footwear and apparel                                    2.0%
 7   Steiner Leisure Commercial services                                1.8%
 8   Brooks Automation Electric products                                1.7%
 9   Spectrian Wireless equipment                                       1.7%
10   Applied Graphics Data processing/management                        1.7%

These securities represent an aggregate of 22.9% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

[GRAPHIC OMITTED]

Top 5 Industries
(by percentage of net assets)

Business Service              12.1%
Retail Trade                  11.6%
Electronic Components          8.5%
Computer Software              6.2%
Electronic Equipment           6.0%
Total: 44.4%

Best and Worst Contributors to Performance
(October 1, 1996 through September 30, 1997)

Best
--------------------------------------------
Cooper
Improved profitability.
Caribiner
Strong revenue and earnings growth.
Applied Graphics
Strong revenue and earnings growth.

Worst
--------------------------------------------
Quickturn Design
Earnings disappointment.
MIM
Disappointing fundamentals.
Geoworks
Deteriorating growth.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
September 30, 1997


----------------------------------------------------------------------
                                                             Value
                                              Shares        (Note 1)
----------------------------------------------------------------------
COMMON STOCKS 92.8%
Basic Industries 10.3%
Electrical Equipment 3.4%
Aavid Thermal Technologies Inc.*  .........  40,700     $ 1,226,087
Aztec Manufacturing Co.  ..................  60,000       1,290,000
Essex International Inc.*   ...............  13,300         512,050
                                                        ------------
                                                          3,028,137
                                                        ------------
Machinery 4.8%
Elamex SA de CV*   ........................  67,200         730,800
Terex Corp.*    ...........................  64,200       1,332,150
US Filter Corp.*   ........................  52,000       2,239,250
                                                        ------------
                                                          4,302,200
                                                        ------------
Metal & Mining 1.6%
Chicago Bridge & Iron Co. NV   ............  30,800         639,100
Wyman-Gordon Co.*  ........................  29,300         769,125
                                                        ------------
                                                          1,408,225
                                                        ------------
Truckers 0.5%
CNF Transportation Inc.  ..................  10,400         453,050
                                                        ------------
Total Basic Industries  ...........................       9,191,612
                                                        ------------
Consumer Cyclical 23.6%
Automotive 0.4%
Budget Group Inc. Cl. A*    ...............  11,800         389,400
                                                        ------------
Hotel & Restaurant 2.9%
Apple South Inc.   ........................  34,200         658,350
Extended Stay America Inc.*    ............  35,300         529,500
Fine Host Corp.*   ........................  24,500         949,375
Interstate Hotels Co.*   ..................  14,500         473,063
                                                        ------------
                                                          2,610,288
                                                        ------------
Recreation 4.3%
Action Performance Companies Inc.*   ......  24,500         713,562
HSN Inc.*    ..............................  20,600         836,875
International Game Technology Inc.   ......  30,600         696,150
Steiner Leisure Ltd.*    ..................  43,000       1,580,250
                                                        ------------
                                                          3,826,837
                                                        ------------
Retail Trade 11.6%
Abercrombie & Fitch Co. Cl. A*    .........  34,000         892,500
Ames Department Stores Inc.*   ............  62,500         937,500
Borders Group Inc.*   .....................  29,500         811,250
Brylane Inc.*   ...........................  18,700         857,863
InaCom Corp.*   ...........................  17,200         639,625
Jones Apparel Group Inc.*   ...............  15,000         810,000
Linens 'n Things Inc.*   ..................  13,400         448,900

---------------------------------------------------------------------
                                                            Value
                                             Shares        (Note 1)
---------------------------------------------------------------------
Retail Trade (cont'd)
Micro Warehouse Inc.*    ..................  39,900     $   872,812
Proffitts Inc.*    ........................  15,000         888,750
RDO Equipment Co. Cl. A*    ...............  33,400         768,200
Talbots Inc.    ...........................  15,600         445,575
Winsloew Furniture Inc.*    ............... 127,200       1,971,600
                                                        ------------
                                                         10,344,575
                                                        ------------
Textile & Apparel 4.4%
Men's Wearhouse, Inc.*   ..................  21,800         812,050
Paul Harris Stores Inc.*    ...............  50,000       1,381,250
Timberland Co. Cl. A*    ..................  22,300       1,778,425
                                                        ------------
                                                          3,971,725
                                                        ------------
Total Consumer Cyclical  ..................              21,142,825
                                                        ------------
Consumer Staple 24.6%
Business Service 12.1%
American Eco Corp*    .....................  16,400         213,200
Aris Corp.*  ..............................  11,100         235,875
Avis Rent A Car, Inc.*   ..................  11,600         276,950
Caribiner International Inc.*  ............  72,500       2,954,375
Carriage Services, Inc. Cl. A*    .........  25,100         439,250
Hall, Kinion & Associates Inc.*   .........   5,500         116,188
HBO & Co.    ..............................  20,800         785,200
Microage Inc.*  ...........................  21,300         617,700
Norrell Corp.   ...........................  18,900         649,687
Snyder Communications Inc.*    ............  44,900       1,234,750
U.S. Office Products Co.*   ...............  72,000       2,538,000
Universal Outdoor Holdings Inc.*  .........  20,400         765,000
                                                        ------------
                                                         10,826,175
                                                        ------------
Drug 2.9%
BioVail Corp.*  ...........................  27,900         810,844
Chirex Inc.*    ...........................  45,300       1,155,150
Columbia Laboratories Inc.*    ............  35,600         658,600
                                                        ------------
                                                          2,624,594
                                                        ------------
Hospital Supply 3.4%
Henry Schein Inc.*    .....................  11,600         414,700
National Surgery Centers Inc.*    .........  29,200         635,100
Sierra Health Services Inc.*   ............  20,000         732,500
Trigon Healthcare Inc.*  ..................  52,300       1,297,694
                                                        ------------
                                                          3,079,994
                                                        ------------
Personal Care 4.5%
Cooper Companies Inc.*   ..................  77,200       2,837,100
Wesley Jessen VisionCare Inc.*    .........  40,900       1,155,425
                                                        ------------
                                                          3,992,525
                                                        ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-----------------------------------------------------------------------
                                                              Value
                                                Shares       (Note 1)
-----------------------------------------------------------------------
Printing & Publishing 1.7%
Hollinger International, Inc. Cl. A  .........  52,400     $  700,850
Valassis Communications Inc.*  ...............  24,900        793,687
                                                           ------------
                                                            1,494,537
                                                           ------------
Total Consumer Staple   ..............................     22,017,825
                                                           ------------
Energy 2.5%
Oil 2.5%
Gulf Indonesia Resources Ltd.*    ............  12,100        269,225
KCS Energy Inc.    ...........................  28,900        852,550
Maxx Petroleum Ltd.*  ........................  99,100        215,115
Post Energy Corp.*    ........................  26,800         85,323
Seagull Energy Corp.*    .....................  31,700        808,350
                                                           ------------
                                                            2,230,563
                                                           ------------
Total Energy   .......................................      2,230,563
                                                           ------------
Finance 9.8%
Bank 3.1%
Bank United Corp. Cl. A  .....................  17,600        778,800
Commercial Federal Corp.    ..................  14,700        692,738
North Fork Bancorporation Inc.*   ............  20,800        603,200
Sovereign Bancorp Inc.   .....................  41,160        720,300
                                                           ------------
                                                            2,795,038
                                                           ------------
Financial Service 3.5%
Granite Financial Inc.*  .....................  30,900        355,350
Healthcare Financial Partners Inc.*  .........  45,800      1,414,075
Medallion Financial Corp.   ..................  33,300        724,275
MoneyGram Payment Systems Inc.*   ............  38,200        685,212
                                                           ------------
                                                            3,178,912
                                                           ------------
Insurance 3.2%
Chartwell Re Corp.    ........................  19,400        688,700
Delphi Financial Group Inc. Cl. A    .........  12,852        551,833
E.W. Blanch Holdings Inc.*  ..................  30,000        928,125
Mutual Risk Management Ltd.    ...............  13,266        674,078
                                                           ------------
                                                            2,842,736
                                                           ------------
Total Finance  .......................................      8,816,686
                                                           ------------
Science & Technology 21.4%
Aerospace 0.7%
Gulfstream Aerospace Corp.*    ...............  20,200        585,800
                                                           ------------
Computer Software & Service 6.2%
Advantage Learning Systems Inc.*  ............   3,500         88,375
Applied Graphics Technologies, Inc.*    ......  26,700      1,501,875
Aspen Technology Inc.*   .....................  14,700        516,338
Box Hill Systems Corp.*  .....................  13,900        243,250

-----------------------------------------------------------------------
                                                               Value
                                                 Shares      (Note 1)
-----------------------------------------------------------------------
Computer Software & Service (cont'd)
Crystal Systems Solutions Ltd.*   ............  24,400     $  652,700
Diamond Multimedia Systems Inc.*  ............  41,400        507,150
J.D. Edwards & Co.*   ........................  10,400        348,400
Network Solutions Inc. Cl. A*  ...............   3,600         78,300
P-Com, Inc.*    ..............................  16,800        402,150
QAD Inc.*    .................................  34,300        638,837
Standard Microsystems Corp.*   ...............  15,600        268,125
Viasoft Inc.*   ..............................   5,100        252,450
                                                           ------------
                                                            5,497,950
                                                           ------------
Electronic Components 8.5%
CHS Electronics Inc.*    .....................  39,450      1,079,944
Dynatech Corp.*    ...........................  18,300        751,444
Kulicke & Soffa Industries Inc.*  ............  15,900        736,369
Microchip Technology Inc.*  ..................  24,700      1,115,359
Qlogic Corp.*   ..............................  25,000      1,046,875
Sanmina Corp.*  ..............................   9,800        848,312
SBS Technologies Inc.*   .....................  39,900        952,612
TriQuint Semiconductors Inc.*  ...............  19,700        717,819
World Access Inc.*    ........................  12,100        393,250
                                                           ------------
                                                            7,641,984
                                                           ------------
Electronic Equipment 6.0%
Advanced Fibre Communications, Inc.*    ......  10,400        426,400
Aeroflex Inc.*  .............................. 100,200      1,014,525
Brooks Automation Inc.*  .....................  40,400      1,550,350
EIS International Inc.*  .....................  35,000        280,000
Silicon Valley Group Inc.*  ..................  17,100        608,119
Spectrian Corp.*   ...........................  23,600      1,513,350
                                                           ------------
                                                            5,392,744
                                                           ------------
Total Science & Technology  ..................             19,118,478
                                                           ------------
Utility 0.6%
Telephone 0.6%
Bell Canada International Inc*    ............   8,700        164,213
NEXTLINK Communications Inc. Cl. A*  .........  15,100        362,400
                                                           ------------
                                                              526,613
                                                           ------------
Total Utility   ..............................                526,613
                                                           ------------
Total Common Stocks (Cost $61,413,529)  ......             83,044,602
                                                           ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

                                      Principal     Maturity       Value
                                       Amount         Date       (Note 1)
                                      ------------ ------------ ------------
SHORT-TERM OBLIGATIONS 6.2%
Chevron Oil Finance Co., 5.58%   .    $  778,000   10/01/1997   $   778,000
Ford Motor Credit Co., 5.56%   ......  1,737,000   10/01/1997     1,737,000
General Electric Capital Corp.,
  5.73%   ...........................  1,964,000   10/02/1997     1,964,000
General Electric Capital Corp.,
  5.57%   ...........................  1,036,000   10/07/1997     1,036,000
                                                                ------------
Total Short-Term Obligations (Cost $5,515,000)   ............     5,515,000
                                                                ------------
REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust
  Company, dated 9/30/97,
  repurchase proceeds $272,032,
  collateralized by $280,000 U.S.
  Treasury Bill, 4.25%, due
  11/13/97, Market Value
  $278,354   ........................    272,000   10/01/1997       272,000
                                                                ------------
Total Repurchase Agreements (Cost $272,000)   ...............       272,000
                                                                ------------
Total Investments (Cost $67,200,529)--99.3%   ...............    88,831,602
Cash and Other Assets, Less Liabilities--0.7%    ............       593,562
                                                                ------------
Net Assets--100.0%    .......................................   $89,425,164
                                                                ============
Federal Income Tax Information:
At September 30, 1997, the net unrealized appreciation
  of investments based on cost for Federal income tax
  purposes of $67,227,172 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost  ................................................    $21,947,790
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value  ..............................................       (343,360)
                                                                ------------
                                                                $21,604,430
                                                                ============

--------------------------------------------------------------------------------
* Nonincome-producing securities.


  ADR stands for American Depositary Receipt, representing ownership of foreign securities.


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 1997

Assets
Investments, at value (Cost $67,200,529) (Note 1)   ............   $88,831,602
Cash   .........................................................           115
Receivable for securities sold    ..............................     2,562,989
Receivable for fund shares sold   ..............................       528,043
Receivable from Distributor (Note 3)    ........................        14,476
Dividends and interest receivable    ...........................        10,474
Deferred organization costs and other assets (Note 1)  .........        23,918
                                                                   ------------
                                                                    91,971,617
Liabilities
Payable for securities purchased  ..............................     2,260,501
Payable for fund shares redeemed  ..............................        53,747
Accrued management fee (Note 2)   ..............................        52,187
Accrued transfer agent and shareholder services
  (Note 2)   ...................................................        47,409
Accrued distribution and service fees (Note 5)   ...............        43,761
Accrued trustees' fees (Note 2)   ..............................         9,017
Other accrued expenses   .......................................        79,831
                                                                   ------------
                                                                     2,546,453
                                                                   ------------
Net Assets                                                         $89,425,164
                                                                   ============
Net Assets consist of:
 Unrealized appreciation of investments    .....................   $21,631,073
 Accumulated net realized gain    ..............................    13,593,174
 Shares of beneficial interest    ..............................    54,200,917
                                                                   ------------
                                                                   $89,425,164
                                                                   ============
Net Asset Value and redemption price per share of
  Class A shares ($34,445,976 [divided by] 2,218,121 shares of
  beneficial interest)   .......................................   $     15.53
                                                                   ============
Maximum Offering Price per share of Class A shares
  ($15.53 [divided by] .955)   .................................   $     16.26
                                                                   ============
Net Asset Value and offering price per share of
  Class B shares ($40,511,543 [divided by] 2,684,484 shares of
  beneficial interest)*  .......................................   $     15.09
                                                                   ============
Net Asset Value, offering price and redemption price
  per share of Class C shares ($7,007,912 [divided by] 445,503
  shares of beneficial interest)  ..............................   $     15.73
                                                                   ============
Net Asset Value and offering price per share of
  Class D shares ($7,459,733 [divided by] 494,177 shares
  of beneficial interest)*  ....................................   $     15.10
                                                                   ============

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended September 30, 1997

Investment Income
Dividends, net of foreign taxes of $924 ..................   $  132,030
Interest  ................................................      302,291
                                                             -----------
                                                                434,321
Expenses
Management fee (Note 2)  .................................      461,544
Transfer agent and shareholder services (Note 2)    ......      142,385
Custodian fee   ..........................................      112,722
Service fee--Class A (Note 5)  ...........................       56,810
Distribution and service fees--Class B (Note 5)  .........      265,078
Distribution and service fees--Class D (Note 5)  .........       48,253
Reports to shareholders  .................................       43,935
Registration fees  .......................................       43,581
Audit fee    .............................................       20,267
Trustees' fees (Note 2)  .................................       14,921
Legal fees   .............................................        7,646
Amortization of organization costs (Note 1)   ............        6,555
Miscellaneous   ..........................................       11,480
                                                             -----------
                                                              1,235,177
Expenses borne by the Distributor (Note 3)    ............     (185,818)
                                                             -----------
                                                              1,049,359
                                                             -----------
Net investment loss   ....................................     (615,038)
                                                             -----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)    ......   14,594,498
Net unrealized appreciation of investments    ............   12,653,977
                                                             -----------
Net gain on investments  .................................   27,248,475
                                                             -----------
Net increase in net assets resulting from operations   .     $26,633,437
                                                             ===========

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                     Year ended September 30
                                 --------------------------------
                                    1997              1996
                                 --------------   ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss  .........   $  (615,038)     $   (749,639)
Net realized gain on
  investments  ...............    14,594,498        11,088,837
Net unrealized appreciation
  (depreciation) of
  investments  ...............    12,653,977        (2,000,953)
                                 ------------     -------------
Net increase resulting from
  operations   ...............    26,633,437         8,338,245
                                 ------------     -------------
Distribution from net realized
 gains:
 Class A    ..................    (1,462,798)               --
 Class B    ..................    (1,761,067)               --
 Class C    ..................    (1,026,873)               --
 Class D    ..................      (320,673)               --
                                 ------------     -------------
                                  (4,571,411)               --
                                 ------------     -------------
Net increase (decrease) from
  fund share transactions
  (Note 7)  ..................     6,103,327       (14,818,177)
                                 ------------     -------------
Total increase (decrease) in
  net assets   ...............    28,165,353        (6,479,932)
Net Assets
Beginning of year    .........    61,259,811        67,739,743
                                 ------------     -------------
End of year    ...............   $89,425,164      $ 61,259,811
                                 ============     =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1997

Note 1
State Street Research Emerging Growth Fund, formerly State Street Research Small Capitalization Growth Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Emerging Growth Fund, State Street Research Capital Fund and State Street Research Aurora Fund.

The investment objective of the Fund is to provide growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in the equity securities of emerging growth and small capitalization companies.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.

B. Federal Income Taxes

No provision for Federal income taxes is necessary since the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods.

C. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended September 30, 1997, the Fund has designated as long-term $3,902,152 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 1997, the fees pursuant to such agreement amounted to $461,544.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended September 30, 1997, the amount of such shareholder servicing and account maintenance expenses was $49,427.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The fees of the Trustees not currently affiliated with the Adviser amounted to $14,921 during the year ended September 30, 1997.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended September 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $185,818.

Note 4

For the year ended September 30, 1997, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $165,211,838 and $164,782,304, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1997, fees pursuant to such plan amounted to $56,810, $265,078 and $48,253 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $13,429 and $40,039, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $108,768 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $69,904 and $163 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The Trustees declared a distribution of all capital gains realized during the year ended September 30, 1997 (approximately $1.68 short-term and $.59 long-term per share), payable October 31, 1997 to shareholders of record on October 30, 1997.

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At September 30, 1997, the Adviser owned one Class C share of the Fund.

Share transactions were as follows:

                                                                                     Year ended September 30
                                                                  -----------------------------------------------------------
                                                                               1997                           1996
                                                                  ----------------------------   ----------------------------
Class A                                                              Shares         Amount          Shares         Amount
----------------------------------------------------------------- -------------  -------------   -----------    -------------
Shares sold   ...................................................      736,606   $  9,356,719        163,674     $  1,606,790
Issued upon reinvestment of distribution from net realized gains       133,558      1,418,423             --               --
Shares redeemed  ................................................     (399,385)    (4,800,572)      (632,394)      (6,137,327)
                                                                   -----------   -------------     ---------     ------------
Net increase (decrease)   .......................................      470,779   $  5,974,570       (468,720)    $ (4,530,537)
                                                                   ===========   =============     =========     ============

Class B                                                               Shares         Amount         Shares          Amount
-----------------------------------------------------------------  -----------   -------------     --------      ------------
Shares sold   ...................................................      916,437   $ 11,267,074         84,647     $    831,719
Issued upon reinvestment of distribution from net realized gains       157,306      1,632,835             --               --
Shares redeemed  ................................................     (519,013)    (5,932,931)      (721,298)      (6,831,042)
                                                                   -----------   -------------     ---------     ------------
Net increase (decrease)   .......................................      554,730   $  6,966,978       (636,651)    $ (5,999,323)
                                                                   ===========   =============     =========     ============

Class C                                                               Shares         Amount         Shares          Amount
-----------------------------------------------------------------  -----------   -------------     --------      ------------
Shares sold   ...................................................      315,695   $  3,716,288        490,032     $  5,072,988
Issued upon reinvestment of distribution from net realized gains        95,612      1,026,868             --               --
Shares redeemed  ................................................   (1,129,494)   (12,739,878)      (593,777)      (5,912,012)
                                                                   -----------   -------------     ---------     ------------
Net decrease  ...................................................     (718,187)  $ (7,996,722)      (103,745)    $   (839,024)
                                                                   ===========   =============     =========     ============

Class D                                                               Shares         Amount         Shares          Amount
-----------------------------------------------------------------  -----------   -------------     ---------     ------------
Shares sold   ...................................................      146,268   $  1,835,625         14,475     $    143,867
Issued upon reinvestment of distribution from net realized gains        29,013        300,866             --               --
Shares redeemed  ................................................      (86,639)      (977,990)      (380,626)      (3,593,160)
                                                                   -----------   -------------     ---------     ------------
Net increase (decrease)   .......................................       88,642   $  1,158,501       (366,151)    $ (3,449,293)
                                                                   ===========   =============     =========     ============

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                         Class A
                                             ------------------------------------------------------
                                                                 Year ended September 30
                                             ------------------------------------------------------
                                               1997****        1996****     1995****       1994**
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $11.33           $9.69        $8.56          $9.45
Net investment loss*                             (0.08)          (0.09)       (0.08)         (0.02)
Net realized and unrealized gain (loss) on
 investments                                      5.13            1.73         1.21          (0.87)
                                               -------           -----      -------          -----
 Total from investment operations                 5.05            1.64         1.13          (0.89)
                                               -------           -----      -------          -----
Distribution from net realized gains             (0.85)             --           --             --
                                               -------           -----      -------          -----
 Total distributions                             (0.85)             --           --             --
                                               -------           -----      -------          -----
Net asset value, end of year                   $ 15.53          $11.33        $9.69          $8.56
                                               =======          ======      =======          =====
Total return                                     48.00%+         16.92%+      13.20%+        (9.42)%++
Net assets at end of year (000s)               $34,446         $19,791      $21,480        $21,986
Ratio of operating expenses to average
 net assets*                                      1.35%           1.35%        1.35%          1.35%[dbldag]
Ratio of net investment loss to average
 net assets*                                     (0.64)%         (0.96)%      (0.93)%        (0.58)%[dbldag]
Portfolio turnover rate                         273.33%         155.85%      178.60%         83.61%
Average commission rate@                       $0.0201         $0.0159           --             --
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3)        $0.04           $0.04        $0.06          $0.02


                                                                         Class B
                                             ----------------------------------------------------------------
                                                                 Year ended September 30
                                             ----------------------------------------------------------------
                                               1997****       1996****       1995****          1994**
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $11.11           $9.58          $8.52             $9.45
Net investment loss*                            (0.16)          (0.17)         (0.14)            (0.06)
Net realized and unrealized gain (loss) on
 investments                                     4.99            1.70           1.20             (0.87)
                                                 ----            ----           ----             -----

 Total from investment operations                4.83            1.53           1.06             (0.93)
                                                 ----            ----           ----             -----

Distribution from net realized gains            (0.85)             --             --                --
                                                -----            ----           ----             -----

 Total distributions                            (0.85)             --             --                --
                                                -----            ----           ----             -----
Net asset value, end of year                   $15.09          $11.11          $9.58             $8.52
                                               ======          ======          =====             =====
Total return                                    46.91%+         15.97%+        12.44%+           (9.84)%++
Net assets at end of year (000s)              $40,512         $23,656        $26,489           $29,287
Ratio of operating expenses to average
 net assets*                                     2.10%           2.10%          2.10%             2.10%[dbldag]
Ratio of net investment loss to average
 net assets*                                    (1.40)%         (1.71)%        (1.67)%           (1.32)%[dbldag]
Portfolio turnover rate                        273.33%         155.85%        178.60%            83.61%
Average commission rate@                      $0.0201         $0.0159             --                --
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3)       $0.03           $0.04          $0.06             $0.02


                                                                         Class C
                                             ----------------------------------------------------------------
                                                                 Year ended September 30
                                             ----------------------------------------------------------------
                                                1997****         1996****      1995****           1994***
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $11.44           $9.77          $8.60             $9.55
Net investment loss*                            (0.04)          (0.07)         (0.06)            (0.06)
Net realized and unrealized gain (loss) on
 investments                                     5.18            1.74           1.23             (0.89)
                                                 ----            ----           ----             -----

 Total from investment operations                5.14            1.67           1.17             (0.95)
                                                 ----            ----           ----             -----

Distribution from net realized gains            (0.85)             --             --                --
                                                -----            ----           ----             -----

 Total distributions                            (0.85)             --             --                --
                                                -----            ----           ----             ------

Net asset value, end of year                   $15.73          $11.44          $9.77             $8.60
                                               ======          ======          =====             =====

Total return                                    48.34%+         17.09%+        13.60%+           (9.95)%++
Net assets at end of year (000s)               $7,008         $13,311        $12,380            $7,033
Ratio of operating expenses to average
 net assets*                                     1.10%           1.10%          1.10%             1.10%[dbldag]
Ratio of net investment loss to average
 net assets*                                    (0.39)%         (0.71)%        (0.71)%           (0.68)%[dbldag]
Portfolio turnover rate                        273.33%         155.85%        178.60%            83.61%
Average commission rate@                      $0.0201         $0.0159             --                --
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3).      $0.03           $0.04          $0.06             $0.04



                                                                         Class D
                                             ----------------------------------------------------------------
                                                                 Year ended September 30
                                             ----------------------------------------------------------------
                                                1997****        1996****      1995****          1994**
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $11.10            $9.58        $8.52             $ 9.45
Net investment loss*                             (0.16)           (0.16)       (0.14)             (0.06)
Net realized and unrealized gain (loss) on
 investments                                      5.01             1.68         1.20              (0.87)
                                                  ----             ----         ----              -----

 Total from investment operations                 4.85             1.52         1.06              (0.93)
                                                  ----             ----         ----              -----

Distribution from net realized gains             (0.85)              --           --                 --
                                                 -----             ----         ----               ----

 Total distributions                             (0.85)              --           --                 --
                                                 -----             ----         ----               ----

Net asset value, end of year                    $15.10           $11.10        $9.58              $8.52

Total return                                     47.15%+          15.87%+      12.44%+            (9.84)%++
Net assets at end of year (000s)                $7,460           $4,503       $7,391            $10,032
Ratio of operating expenses to average
 net assets*                                      2.10%            2.10%        2.10%              2.10%[dbldag]
Ratio of net investment loss to average
 net assets*                                     (1.41)%          (1.71)%      (1.67)%            (1.32)%[dbldag]
Portfolio turnover rate                         273.33%          155.85%      178.60%             83.61%
Average commission rate@                       $0.0201          $0.0159           --                 --
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3).       $0.03            $0.04        $0.06              $0.02

--------------------------------------------------------------------------------
[dbldag] Annualized.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

** February 1, 1994 (commencement of share class designations) to September 30,
   1994.

*** October 4, 1993 (commencement of operations) to September 30, 1994.

**** Per-share figures have been calculated using the average shares method.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Capital Trust and Shareholders of State Street Research Emerging Growth Fund (Formerly State Street Research Small Capitalization Growth Fund):


We have audited the accompanying statement of assets and liabilities of State Street Research Emerging Growth Fund, formerly State Street Research Small Capitalization Growth Fund, including the schedule of portfolio investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Emerging Growth Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 7, 1997

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Emerging Growth Fund provided shareholders with outstanding performance during the year. For the 12 months ended September 30, 1997 Class A shares returned +48.00% [without sales charge]. The fund outperformed the average small company growth fund, which was up 29.79%, according to Lipper Analytical Services.

The Fund invests primarily in emerging growth companies and small companies.

Performance varied over the course of the year, somewhat in line with the market. The first quarter was positive. However, any gains for small company stocks were erased in the second quarter, as the stock market fell and small company stocks lost approximately 10%, on average. Science and technology was one of the weakest sectors in the second quarter decline, but it also led the advance late in the spring.

The Fund missed out on the science and technology rebound, because it was underweighted in that sector and overweighted in consumer companies. However, strong stock selection among consumer companies was the key to the Fund's outperformance. Management focused on consumer companies with attractive valuations, proven management and sales growth potential.

September 30, 1997

The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1994, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                      Change in Value of $10,000 Based on
                    the S&P 500 Compared to Change in Value
                        of $10,000 Invested in the Fund
[Line charts]


Class A Shares

             Average Annual Total Return
1 Year            3 Years              Life of Fund
41.34%            23.22%               13.82%

         Emerging Growth Fund          S&P 500
10/93             9550                  10000
9/94              8560                  10368
9/95              9690                  13448
9/96             11330                  16181
9/97             16769                  22722


Class B Shares

             Average Annual Total Return
1 Year            3 Years              Life of Fund
41.91%            23.54%                13.85%

          Emerging Growth Fund         S&P 500
10/93             10000                10000
9/94               8921                10368
9/95               9631                13448
9/96              11334                16181
9/97              16790                22722

Class C Shares

             Average Annual Total Return
1 Year            3 Years              Life of Fund
48.34%            25.43%               15.48%

          Emerging Growth Fund         S&P 500
10/93             10000                10000
9/94               9005                10368
9/95              10230                13448
9/96              11979                16181
9/97              17770                22722






Class D Shares


             Average Annual Total Return
1 Year            3 Years              Life of Fund
46.15%            24.23%               14.38%
          Emerging Growth Fund         S&P 500
10/93             10000                10000
9/94               8921                10368
9/95              10031                13448
9/96              11623                16181
9/97              17103                22722

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH CAPITAL TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Emerging Growth Fund
One Financial Center
Boston, MA 02111


Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111


Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111


Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032


Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel
Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111


Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer


Peter C. Bennett
Vice President


Jesus A. Cabrera
Vice President


Rudolph K. Kluiber
Vice President


James M. Weiss
Vice President


Gerard P. Maus
Treasurer


Joseph W. Canavan
Assistant Treasurer


Douglas A. Romich
Assistant Treasurer


Francis J. McNamara, III
Secretary and General Counsel


Darman A. Wing
Assistant Secretary and
Assistant General Counsel


Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company


Steve A. Garban
Retired; formerly Senior Vice President for Finance and Operations and Treasurer, The Pennsylvania State University


Malcolm T. Hopkins
Former Vice Chairman of the Board and Chief Financial
Officer, St. Regis Corp.


Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs


Robert A. Lawrence
Associate, Saltonstall & Co.


Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company


Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company


Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.


Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts Institute of Technology


Jeptha H. Wade
Retired; formerly Of Counsel, Choate, Hall & Stewart

State Street Research Emerging Growth Fund                      Bulk Rate
One Financial Center                                          U.S. Postage
Boston, MA 02111                                                  PAID
                                                              Randolph, MA
Questions? Comments?                                         Permit No. 600

Call us at 1-800-562-0032, or
Write us at:
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408 or
E-Mail us at:
info@ssrfunds.com

[STATE STREET RESEARCH logo]

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied by a current State Street Research Emerging Growth Fund prospectus. When used after December 31, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 4411-971120(1298)SSR-LD                      SCG-085E-1197IBSRN

[FRONT COVER]

STATE STREET RESEARCH
AURORA FUND

ANNUAL REPORT

September 30, 1997

WHAT'S INSIDE

From the Chairman

An exciting year
to be an investor

Portfolio Manager's Review

Another strong year

Fund Information

Facts and Figures

Plus, Complete Portfolio Holdings
and Financial Statements

[DALBAR LOGO]

  For Excellence
        in
Shareholder Service

STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN


[PHOTO OF CHAIRMAN]



Dear Shareholder:

In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, personal income has increased and Americans are the most confident they have been in close to 30 years. And although history teaches us that a convergence of so many positive factors is rare, no major concerns appear to threaten the current economy or the financial markets.

Stocks

Common stocks continued to post extraordinary returns as corporate profits rose for a sixth consecutive year, and investors continued to add money to equity mutual funds at a record pace. The U.S. stock market rose 40.43%, as measured by the S&P 500(1), during the year ended September 30, 1997. Small stocks, as measured by the Russell 2000, were up 31.42%(1). Outside the U.S. investment performance was mixed as markets in Europe and Latin America posted strong gains in local currency, while key stock markets in Southeast Asia were extremely weak, the result of currency devaluations and excessive optimism.

Bonds

Bonds lagged stocks for the year, but most segments of the bond market delivered respectable gains. The yield on the 30-year Treasury bond ended the period at 6.41% after spiking above 7.0% in April, the weakest month of the year for both stocks and bonds. The Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, gained 9.71%(1). Corporate bonds were strong performers, especially lower-rated high-yield bonds, which returned 15.73%, according to the First Boston High Yield Index(1).

What's Ahead

While the environment for financial assets remains positive, it may not be realistic to expect the stock market to deliver another year of double digit returns. Inflation remains low, and reports of corporate profits suggest that disappointments are beginning to outnumber surprises.

However, we believe that there are certain basic principles that can help to keep you focused on your long-term goals: Think long term. Maintain a diversified portfolio. Discipline yourself to stay with your investment program. If you have questions or concerns about your investments, review them with your investment professional. And, thank you for investing with State Street Research.


Sincerely,

[Signature of Ralph F. Verni]

Ralph F. Verni
Chairman
September 30, 1997

Because the Fund invests in special situation companies, an investment in the Fund may involve greater-than-average risk and above average price fluctuation. Small company stocks are more volatile than large company stocks.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Lehman Brothers Aggregate Bond Index is a market value weighted index of fixed-rate debt issues, including U.S. treasury, agency and corporate bond issues, and mortgage-backed securities. The Russell 2000 Index is a weighted index comprised of the 2000 smallest stocks within the Russell 3000 Index (a weighted index of the 3000 largest capitalized U.S. companies). The Russell 2000 Value Index contains those securities within the Russell 2000 Index with a less than average growth orientation. The First Boston High Yield Index is a commonly used measure of high yield bond performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible, results are for illustrative purposes only.

(2) Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also reflects reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3) +71.34% for Class B shares; +73.10% for Class C shares; +71.26% for Class D shares.

(4) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(5) Performance reflects up to maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred, sales charges, where applicable.

(6) Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended September 30, 1997)
--------------------------------------------------------------------------------
Total value of $10,000 invested at Fund's inception(2)
(Class A shares, at maximum applicable sales charge)


[Mountain Chart]

2/95     9,550
9/95    11,130
9/96    15,986
9/97    27,606

SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)(4),(5)

             Life of Fund
            (Since 2/13/95)      1 Year
----------------------------------------
Class A         +47.06%          +64.92%
----------------------------------------
Class B         +47.92%          +66.34%
----------------------------------------
Class C         +50.02%          +73.10%
----------------------------------------
Class D         +48.29%          +70.26%
----------------------------------------

Cumulative Total Returns
(do not reflect sales charge)(4),(6)

             Life of Fund
            (Since 2/13/95)      1 Year
----------------------------------------
Class A         189.07%         +72.70%
----------------------------------------
Class B         183.32%         +71.34%
----------------------------------------
Class C         190.92%         +73.10%
----------------------------------------
Class D         183.18%         +71.26%
----------------------------------------

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. Without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW
Aurora Fund: Another Strong Year


[Photo of Rudy Kluiber]

Rudy Kluiber
Portfolio Manager


Rudy Kluiber, portfolio manager of State Street Research Aurora Fund, comments on the year ended September 30, 1997 and his strategy for the year ahead.

Q: How did the Fund perform last year?

A: The Fund had a strong year. Class A shares gained 72.70% [without sales charge] for the 12 months ended September 30, 19973. That was well above the Russell 2000 Value Index, which gained 42.54% for the same period. And, it significantly outperformed the average small company fund, which gained 29.79%, according to Lipper Analytical Services. The Fund was the top fund tracked in the Lipper small cap fund category.*

Q: What accounts for the Fund's strong performance?

A: Bottom up stock selection. I look for companies that are relatively inexpensive compared to the market. But inexpensive isn't enough. I'm attracted to companies that have the potential to achieve significant gains in more ways than one--cutting costs, introducing new products, hiring a new management team, having an acquisition strategy or a stock buyback campaign.

Q: Science and technology was one of the strongest segments of the market last year, yet you have only a modest weighting in that sector. Why?

A: I have no particular bias toward any sector. If you look at the portfolio, you'll find machinery, business services, automotive, metals and mining and railroad companies as well as companies that compete in the hotel and energy service sectors. Regardless of the sector, I look at companies one at a time. First, I try to determine how much the Fund could lose if we invest. We want to guard the downside and avoid stocks with the potential to blow up. I also estimate the upside potential of every stock I buy.

Q: The Fund's assets have grown substantially over the year. How have you put so much new cash to work?

A: My goal is to keep the portfolio fully invested in stocks. As of September 30, the Fund's cash position is higher than I would like it to be. But in a roaring bull market, it is more difficult to find good values and attractive stocks. I look for companies that meet my criteria. I'm more comfortable holding a higher cash position than investing in companies that fall short of my investment criteria.

Q: Has the size of the average company in the portfolio changed over the year?

A: It's gone up some because, by definition, many of the stocks I own are worth more today. However, the Fund is still focused on small companies. The average market capitalization is $300 million. That's on the small end of the range for many small company funds.

Q: What is your strategy for the period ahead?

A: Regardless of the market or the economy, I will continue to look for attractively-priced stocks that may be out of favor with investors but also have the potential for significant appreciation.

September 30, 1997

*Lipper Analytical Services, Inc. ranked the Fund's Class A, B, C and D shares 2, 3, 1 and 4, out of 433 fund classes for the twelve months ended September 30, 1997. Rankings do not reflect sales charges and are based on total return. All classes of the Fund have a common portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



Top 10 Stock Positions
(by percentage of net assets)
1  Exide Battery company                                             3.7%
2  Memtec Filtration systems                                         2.1%
3  Excel Industries Automotive systems                               1.7%
4  Wyman-Gordon Aerospace components                                 1.6%
5  American Media Publishing                                         1.5%
6  Mississippi Chemical Fertilizer manufacturer                      1.2%
7  Coherent Laser systems                                            1.2%
8  Tokheim Gas pumps                                                 1.2%
9  OMI Shipping company                                              1.2%
10 Steinway Musical instruments                                      1.1%

These securities represent an aggregate of 16.5% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

[BAR CHART]

Top 5 Industries
(by percentage of net assets)

Machinery                7.8%
Automotive               7.8%
Business Service         6.1%
Metal & Mining           4.7%
Electronic Components    3.8%
Total: 30.2%

Best and Worst Contributors to Performance
(October 1, 1996 through September 30, 1997)

Best

Memtec Buyout bid from US Filter.

Tokheim
Continued operational turnaround.

TMBR/Sharp Drilling Strong industry fundamentals.

Worst

Invivo
Difficult product introduction.

Mississippi Chemical
Cost price squeeze.

Simpson
Timing of stock purchase.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
September 30, 1997


----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
COMMON STOCKS 73.5%
Basic Industries 19.4%
Chemical 1.7%
Amcol International Corp.*    ............   10,000       $   207,500
Cambrex Corp.  ...........................    6,450           300,731
Hawkins Chemical Inc.   ..................   25,100           244,725
Lilly Industrial Inc. Cl. A   ............   73,500         1,543,500
McWhorter Technologies Inc.*  ............    2,000            50,250
Mississippi Chemical Corp.    ............  301,600         5,881,200
                                                          ------------
                                                            8,227,906
                                                          ------------
Diversified 0.9%
Commercial Intertech Corp.    ............   82,800          1,511,100
Noel Group Inc.   ........................  102,000            404,813
Quixote Corp.  ...........................   10,000             88,750
Recoton Corp.*    ........................  102,900          1,466,325
Titan International Inc.   ...............   30,000            600,000
Zero Corp.  ..............................    3,300             93,431
                                                           ------------
                                                             4,164,419
                                                           ------------
Electrical Equipment 0.8%
AFC Cable Systems Inc.*    ...............    2,000            71,000
Asia Pacific Wire & Cable Corp. Ltd.*  ...  102,000         1,153,875
Channell Commercial Corp.*    ............   50,000           706,250
Compass Plastics & Technologies Inc.*  ...   96,200           877,825
Hughes Supply Inc.   .....................   12,000           362,250
LSI Industries Inc.  .....................    2,000            31,500
Methode Electronics Inc. Cl. A   .........   17,000           437,750
Overland Data Inc.*  .....................   25,000           195,312
T. B. Woods Corp.    .....................    9,000           164,250
                                                           ------------
                                                            4,000,012
                                                           ------------
Forest Product 0.2%
Gaylord Container Corp Cl. A*    .........   40,000           340,000
Gaylord Container Corp. Wts.*    .........      200             1,762
Morgan Products Ltd.*   ..................   50,500           337,719
                                                           ------------
                                                               679,481
                                                           ------------
Machinery 7.8%
ADE Corp.*  ..............................    7,000           280,875
CTB International Corp.*   ...............   42,000          661,500
DT Industries Inc.   .....................   30,000           990,000
Gleason Corp.*    ........................   16,000           440,000
Greenfield Industrial Inc.    ............   10,000           287,500
Hanover Compressor Co.*    ...............   28,400           695,800
ICF Kaiser International Inc.*   .........  260,000           682,500
Instron Corp.  ...........................   43,100           813,513
Intermet Corp.    ........................  174,700         3,057,250


----------------------------------------------------------------------
                                                           Value
                                            Shares       (Note 1)
----------------------------------------------------------------------
Machinery (cont'd)
International Comfort Products Inc.*   ...   76,300       $   538,869
ITEQ Inc.*  ..............................   48,200           671,788
JLK Direct Distribution Inc. Cl. A*    ...    7,600           227,525
Keystone Automotive Industries Inc.*   ...   33,000           697,125
Memtec Ltd. ADR   ........................  293,700        10,095,937
Miller Industries Inc.*    ...............   30,000           358,125
OmniQuip International Inc.*  ............   16,000           294,000
Penn Engineering & Manufacturing Corp.      101,700         2,834,887
Pfeiffer Vacuum Technology AG ADR*  ......    3,600           111,600
Rofin-Sinar Technologies Inc.*   .........    3,000            50,250
Specialty Equipment Companies Inc.*    ...    6,000           100,500
Sun Hydraulics Inc.  .....................    9,000           112,500
Thermadyne Holdings Corp.*    ............   62,500         1,875,000
Tokheim Corp.*    ........................  344,300         5,680,950
Varlen Corp.   ...........................   48,000         1,896,000
Wolverine Tube Inc.*    ..................  112,600         3,532,825
                                                          ------------
                                                           36,986,819
                                                          ------------
Metal & Mining 4.7%
Carbide / Graphite Group Inc.*   .........   48,000         1,632,000
Chase Industries Inc.*  ..................   53,400         1,535,250
Citation Corp.*   ........................    1,000            19,250
Commonwealth Industries Inc.  ............  161,000         3,099,250
Easco Inc.  ..............................   61,700           755,825
Global Industrial Technologies Inc.*   ...  110,000         2,275,625
Huntco Inc. Cl. A    .....................   13,000           186,062
Interlake Corp.*  ........................   25,000           160,938
Keystone Consolidated Industries Inc.*       10,197           142,758
Metals USA Inc.*  ........................   28,000           432,250
N.N. Ball and Roller Inc.  ...............   32,300           371,450
NS Group Inc.*    ........................   60,000         1,942,500
Ryerson Tull Inc. Cl. A*   ...............   96,700         1,565,331
Shaw Group Inc.*  ........................    3,000            65,813
Special Metals Corp.*   ..................   23,400           438,750
Webco Industries Inc.*  ..................   49,500           396,000
Wyman-Gordon Co.*    .....................  285,200         7,486,500
                                                          ------------
                                                           22,505,552
                                                          ------------
Railroad 2.9%
ABC Rail Products Corp.*   ...............   22,000           401,500
Genesee & Wyoming Inc. Cl. A*    .........   89,100         2,817,787
Johnstown America Industries Inc.*  ......  114,000           976,125
OMI Corp.   ..............................  445,000         5,562,500
RailTex Inc.*  ...........................   38,000           646,000
Tranz Rail Holdings Ltd. ADR  ............  206,000         3,399,000
                                                          ------------
                                                           13,802,912
                                                          ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Truckers 0.4%
Central Transport Rental Group PLC ADR*    1,321,800      $   908,738
Smithway Motor Xpress Corp. Cl. A*  ......    20,000          280,000
Trailer Bridge Inc.*    ..................    54,900          727,425
                                                          ------------
                                                            1,916,163
                                                          ------------
Total Basic Industries   ...........................       92,283,264
                                                          ------------
Consumer Cyclical 18.8%
Airline 0.4%
America West Holding Corp. Cl. B*   ......   100,000        1,456,250
Ryanair Holdings PLC ADR*  ...............     9,900          297,464
                                                          ------------
                                                            1,753,714
                                                          ------------
Automotive 7.8%
Aftermarket Technology Corp.*    .........     5,000          118,750
Borg-Warner Automotive Inc.   ............    50,000        2,843,750
Collins & Aikman Corp.*    ...............    40,000          440,000
Control Devices Inc.*   ..................   102,100        1,531,500
Defiance Inc.  ...........................   132,000          957,000
Excel Industries Inc.   ..................   407,600        8,126,525
Exide Corp.    ...........................   767,100       17,403,581
Federal-Mogul Corp.  .....................     3,000          111,375
Lund International Holdings Inc.*   ......    21,000          296,625
Motorcar Parts & Accessories Inc.*  ......     4,000           80,750
Simpson Industries Inc.    ...............   338,000        3,908,125
Strattec Security Corp.*   ...............     1,000           27,813
TransPro Inc.  ...........................    88,700          964,612
Wescast Industries Inc. Cl. A    .........     5,000          166,016
                                                          ------------
                                                           36,976,422
                                                          ------------
Building 2.9%
Belmont Homes Inc.*  .....................     3,000           24,188
Cameron Ashley Inc.*    ..................     7,000          127,750
Castle & Cooke Inc.*    ..................    28,000          549,500
Centex Construction Products Inc.   ......    14,500          429,563
Dal-Tile International Inc.*  ............    43,000          645,000
Dayton Superior Corp. Cl. A*  ............    18,000          342,000
Hospitality Worldwide Services Inc.*   ...    20,000          262,500
Interface Inc. Cl. A    ..................    85,000        2,475,625
Kevco Inc.*    ...........................   181,900        2,251,012
Morrison Knudsen Corp.*    ...............    25,000          303,125
Nobility Homes Inc.*    ..................     5,000           66,250
Nortek Inc.*   ...........................    84,800        2,199,500
Shelby Williams Industries Inc.  .........    20,000          396,250
Simpson Manufacturing Inc.*   ............     4,000          167,500
Stimsonite Corp.*    .....................    80,000          520,000
Triangle Pacific Corp.*    ...............    88,000        3,058,000
                                                          ------------
                                                           13,817,763
                                                          ------------


                                                            Value
                                            Shares        (Note 1)
                                           -----------  -------------
Hotel & Restaurant 1.5%
Casino America Inc.*    ..................     7,000      $    24,281
Il Fornaio Corp.*    .....................    24,000          366,000
Primadonna Resorts Inc.*   ...............   207,000        3,726,000
Silverleaf Resorts Inc.*   ...............    45,000        1,029,375
Station Casinos Inc.*   ..................    49,000          398,125
Total Entertainment Restaurant Corp.*  ...    20,000          157,500
Trendwest Resorts Inc.*    ...............    48,000        1,128,000
Trump Hotels & Casino Resorts Inc.*    ...    20,000          206,250
Vistana Inc.*  ...........................    15,000          322,500
                                                          ------------
                                                            7,358,031
                                                          ------------
Photography 0.1%
CPI Corp.   ..............................    14,600          372,300
                                                          ------------
Recreation 2.3%
Alliance Gaming Corp.*  ..................    30,000          198,750
AMC Entertainment Inc.*    ...............     1,000           19,875
Bacou USA Inc.*   ........................    56,500          988,750
Cineplex Odeon Corp.*   ..................    20,000           36,250
HMG Worldwide Corp.*    ..................    22,000           26,125
HSN Inc.*   ..............................     1,000           40,625
Lewis Galoob Toys Inc.*    ...............    26,000          383,500
Panavision Inc.*  ........................    43,200          901,800
Polaris Industries Inc.    ...............    45,000        1,324,687
Racing Champions Corp.*    ...............     5,000           59,375
Rawlings Sporting Goods Co.*  ............    96,700          954,913
Rockshox Inc.*    ........................     1,000           14,250
Safety First Inc.*   .....................       500            2,656
Steinway Musical Instruments Inc.*  ......   216,700        5,200,800
Sturm Ruger & Company Inc.    ............    48,000          909,000
Travel Services International Inc.*    ...     1,400           29,050
                                                          ------------
                                                           11,090,406
                                                          ------------
Retail Trade 2.6%
Acorn Products Inc.*    ..................    53,800          860,800
Big Dog Holdings Inc.*  ..................    22,000          308,000
Chromcraft Revington Inc.*    ............       200            6,125
Cole National Corp. Cl. A*    ............    63,000        2,618,437
DSI Toys Inc.*    ........................    55,000          515,625
Finlay Enterprises Inc.*   ...............    10,000          192,500
Footstar Inc.*    ........................    43,700        1,177,169
Friedman's Inc Cl. A*   ..................    37,200          627,750
Hanover Direct Inc.*    ..................    20,000           33,750
Hibbett Sporting Goods Inc.*  ............     3,000           83,625
Krause's Furniture Inc.*   ...............     9,200           26,163
Little Switzerland Inc.*   ...............     8,000           53,000
Mark Brothers Jewelers Inc.*  ............   150,000        2,100,000
RDO Equipment Co. Cl. A*   ...............    73,100        1,681,300
Stage Stores Inc.*   .....................    22,000          948,750

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------



----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Retail Trade (cont'd)
TBC Corp.* ..............................   40,000        $   377,500
Winsloew Furniture Inc.*  ...............   20,000            310,000
York Group Inc.  ........................    4,000             87,000
Zale Corp.*   ...........................    8,500            220,469
                                                          ------------
                                                           12,227,963
                                                          ------------
Textile & Apparel 1.2%
Chic By HIS Inc.*   .....................   36,000            254,250
Childrens Place Retail Stores Inc.*   ...   47,000            681,500
Hirsch International Corp. Cl. A*  ......   47,700            843,694
Marisa Christina Inc.* ..................   10,000             70,000
Novel Denim Holdings Ltd.*   ............   12,600            340,200
Oshkosh B' Gosh Inc. Cl. A   ............   79,300          2,071,712
Tefron Ltd.*  ...........................   73,300          1,466,000
                                                          ------------
                                                            5,727,356
                                                          ------------
Total Consumer Cyclical  ........................          89,323,955
                                                          ------------
Consumer Staple 15.3%
Business Service 6.1%
Amerco* .................................  148,700          4,535,350
American Pad & Paper Co.* ...............   20,000            248,750
American Residential Services Inc.*   ...   63,000          1,106,437
Aris Corp.*   ...........................    1,100             23,375
BioReliance Corp.*  .....................   37,200            976,500
Bridgestreet Accommodations Inc.*  ......   34,000            391,000
Carriage Services, Inc. Cl. A*  .........   14,000            245,000
Comfort Systems USA Inc.* ...............   89,000          1,702,125
CorporateFamily Solutions Inc.* .........   18,900            318,938
Data Documents Inc.*   ..................  127,900          2,701,887
Edutrek International Inc. Cl. A*  ......   29,100            774,787
Envirosource Inc.*  .....................  271,200            694,950
Firearms Training Systems Inc. Cl. A* ...  310,000          1,937,500
Hagler Bailly Inc.* .....................   12,000            304,500
Industrial Distribution Group Inc.*   ...   24,300            510,300
Integrated Systems Consulting Group*  ...   37,000            420,875
International Total Services Inc.* ......  180,400          2,751,100
Jackson Hewitt Inc.*   ..................   44,000          1,683,000
Kendle International Inc.*   ............   63,600          1,192,500
Lamar Advertising Co. Cl. A* ............    2,700             82,688
Melita International Corp.*  ............   30,000            352,500
OrthAlliance Inc. Cl. A*  ...............    9,700            143,075
Pameco Corp.* ...........................   11,100            197,025
Pierce Leahy Corp.* .....................   45,000          1,220,625
ProBusiness Services Inc.*   ............    6,900            131,963
ProMedCo Management Co.*  ...............   70,000            735,000
Protection One Inc.*   ..................   47,000            860,687
RCM Technologies Inc.* ..................   35,500            572,438


----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Business Service (cont'd)
Right Management Consultants Inc.* ......   70,900        $   726,725
Staffing Resources Inc.*  ...............    6,500             58,500
Todd-AO Corp. ...........................   13,500            150,188
Vestcom International Inc.*  ............   37,100            742,000
Waste Industries Inc.* ..................   15,500            371,031
Waterlink Inc.*  ........................   10,000            187,500
                                                          ------------
                                                           29,050,819
                                                          ------------
Container 1.3%
Bway Corp.*   ...........................    9,000            191,250
Gundle/SLT Environmental Inc.*  .........   88,100            495,562
Home Products International Inc.*  ......   38,000            555,750
Intertape Polymer Group Inc. ............   24,000            582,000
Ivex Packaging Corp.*  ..................  110,200          1,763,200
Rock Tennessee Co. Cl. A  ...............   36,950            736,691
Sealright Company Inc.*   ...............    3,000             39,375
Shorewood Packaging Corp.*   ............   65,000          1,551,875
Silgan Holdings Inc.*  ..................    6,000            240,000
U.S. Can Corp.*  ........................   12,900            214,463
                                                          ------------
                                                            6,370,166
                                                          ------------
Drug 0.2%
Chirex Inc.*  ...........................   20,000            510,000
ImmuLogic Pharmaceutical Corp.* .........   22,000             72,875
Martek Biosciences Corp.* ...............   14,000            210,000
Unigene Labs Inc.*  .....................   15,000             57,188
                                                          ------------
                                                              850,063
                                                          ------------
Food & Beverage 0.8%
Authentic Specialty Foods Inc.* .........  140,000          1,347,500
BJ's Wholesale Club Inc.* ...............   23,000            671,313
Coca-Cola Bottling Co. ..................    2,500            143,750
Darling International Inc.*  ............   23,600            678,500
Garden Fresh Restaurant Corp.*  .........    7,000            103,250
Northland Cranberries Inc. Cl. A   ......   15,000            281,250
Robert Mondavi Corp. Cl. A*  ............    1,000             54,750
Star Buffet Inc.*   .....................   27,400            431,550
                                                          ------------
                                                            3,711,863
                                                          ------------
Hospital Supply 1.4%
Arrow International Inc.  ...............   20,000            662,500
Centennial Healthcare Corp.* ............   21,000            483,000
Circon Corp.* ...........................   20,000            312,500
CN Biosciences Inc.*   ..................   33,000            775,500
Fusion Medical Technologies Inc.*  ......    3,000             15,750
General Surgical Innovations Inc.* ......    1,500              6,188
Healthplan Services Corp. ...............   20,794            439,273
Hyseq Inc.*   ...........................   13,000            258,375
Invivo Corp.* ...........................  165,000          1,144,687

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Hospital Supply (cont'd)
Lunar Corp.*  ...........................   70,000     $    1,338,750
SeaMed Corp.* ...........................   11,000            204,875
Sunrise Medical Inc.*  ..................    1,000             15,625
Trigon Healthcare Inc.*   ...............   20,000            496,250
Urohealth Systems Inc. Cl. A*   .........   25,200            144,900
Vista Medical Technologies Inc.*   ......   39,000            580,125
                                                          ------------
                                                            6,878,298
                                                          ------------
Personal Care 1.3%
Bush Boake Allen Inc.* ..................   35,000          1,163,750
Carson Inc. Cl. A*  .....................   45,000            486,562
Castle Dental Centers Inc.*  ............    8,100            113,400
Cooper Companies Inc.* ..................    1,000             36,750
First Brands Corp.  .....................   80,000          2,140,000
Monarch Dental Corp.*  ..................   35,000            752,500
Ocular Sciences Inc.*  ..................   32,000            740,000
Polymer Group Inc.* .....................   50,000            643,750
                                                          ------------
                                                            6,076,712
                                                          ------------
Printing & Publishing 2.8%
American Media Inc. Cl. A*   ............  845,200          7,184,200
Central Newspapers Inc. Cl. A   .........    3,000            222,750
Hollinger International, Inc. Cv. Pfd.     175,000          2,154,687
Journal Register Co.*  ..................   16,900            331,663
Katz Media Group Inc.* ..................   52,000            533,000
McClatchy Newspapers Inc. Cl. A .........   23,000            790,625
Pulitzer Publishing Co.   ...............   31,200          1,762,800
Valassis Communications Inc.*   .........   14,000            446,250
                                                          ------------
                                                           13,425,975
                                                          ------------
Tobacco 1.4%
800-JR. CIGAR Inc.* .....................   35,500          1,242,500
Dimon Inc. ..............................   82,000          2,050,000
Standard Commercial Corp.*   ............  198,140          3,343,612
                                                     ------------
                                                            6,636,112
                                                          ------------
Total Consumer Staple    ........................          73,000,008
                                                          ------------
Energy 5.0%
Oil 1.3%
Crystal Oil Co.* ........................    3,800            147,488
KCS Energy Inc.  ........................  105,000          3,097,500
National Energy Group Inc. Cl. A*  ......  100,000            550,000
Nuevo Energy Co.*   .....................   18,000            861,750
Pease Oil & Gas Co.*   ..................  100,000            303,125
Probe Exploration Inc.*   ...............  280,500          1,187,312
                                                          ------------
                                                            6,147,175
                                                          ------------

----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Oil Service 3.7%
American Oilfield Divers Inc.*  .........  335,200        $ 5,174,650
Atwood Oceanics Inc.*  ..................   28,100          3,164,762
Cal Dive International Inc.* ............    3,100            115,475
Daniel Industries Inc. ..................   30,000            583,125
Friede Goldman International Inc.* ......   18,300          1,098,000
Gulfmark Offshore Inc.*   ...............   28,000            966,000
Patterson Energy, Inc.*   ...............   17,464            914,677
Stolt Comex Seaway SA* ..................    4,000            250,250
TMBR / Sharp Drilling Inc.*  ............  132,600          3,580,200
UNIFAB International Inc.*   ............    7,800            255,450
UTI Energy Corp.*   .....................   39,300          1,552,350
                                                          ------------
                                                           17,654,939
                                                          ------------
Total Energy  ...........................                  23,802,114
                                                          ------------
Finance 3.4%
Bank 0.7%
AMBANC Holding Co. Inc.   ...............    6,000             96,750
Ambase Corp.* ...........................    5,000             14,650
Bank of the Ozarks Inc.*  ...............   41,400            812,475
First International Bancorp Inc.*  ......    7,000            125,563
ITLA Capital Corp.* .....................    4,000             81,000
Life Financial Corp.*  ..................   91,000          1,672,125
Meritor Savings Bank*  ..................   60,000            157,500
Net.B@nk Inc.*   ........................   18,600            197,625
Prime Bancshares Inc.* ..................    9,700            184,300
                                                          ------------
                                                            3,341,988
                                                          ------------
Financial Service 2.3%
Alliance Global Environment Fund Inc. ...   10,000            188,438
American Capital Strategies Ltd.*  ......  106,800          2,136,000
CCA Prison Realty Trust   ...............   26,500          1,000,375
Delta Financial Corp.* ..................   47,000            948,812
Gentra Inc.*  ...........................   12,000             37,423
Granite Financial Inc.*   ...............   63,200            726,800
LaSalle Partners Inc.* ..................    1,600             56,000
Matrix Capital Corp.*  ..................    5,000             81,875
Mego Financial Corp.*  ..................   18,200             81,900
MoneyGram Payment Systems Inc.* .........    6,000            107,625
New Century Financial Corp.* ............   60,000          1,023,750
Security Capital Group Inc. Cl. B* ......   97,700          3,358,437
SL Green Realty Corp.* ..................   30,600            791,775
Triad Park LLC*  ........................   10,000             12,600
Willis Lease Finance Corp.*  ............    6,000            138,750
                                                          ------------
                                                           10,690,560
                                                          ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------



----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Insurance 0.4%
Foremost Corp. ...........................   35,000     $   2,065,000
                                                         -------------
Total Finance    .................................         16,097,548
                                                        --------------
Science & Technology 10.8%
Aerospace 0.8%
Curtiss-Wright Corp. .....................   30,000         2,321,250
Doncasters PLC ADR*  .....................   22,900           687,000
First Aviation Services Inc.* ............   35,000           293,125
Rohr Industries Inc.*   ..................   14,000           433,125
                                                         -------------
                                                            3,734,500
                                                         -------------
Computer Software & Service 3.0%
Advantage Learning Systems Inc.* .........   17,800           449,450
Bell & Howell Co.*   .....................   45,000         1,459,687
Best Software Inc.*  .....................  127,200         1,704,114
Box Hill Systems Corp.* ..................   61,800         1,081,500
Computervision Corp.*   ..................    3,000            11,063
Corsair Communications Inc.*  ............   10,200           215,475
DRS Technologies Inc.*  ..................   36,500           529,250
H.T.E. Inc.*   ...........................  127,700         1,931,462
Information Management Associates Inc.*      83,900         1,027,775
Information Storage Devices Inc.*   ......    3,000            33,750
InTEST Corp.*  ...........................   66,000         1,122,000
J.D. Edwards & Co.*  .....................   51,800         1,735,300
Larscom Inc. Cl. A*  .....................    1,100            11,138
Network Solutions Inc. Cl. A* ............   17,900           389,325
Pegasus Systems Inc.*   ..................   42,000           761,250
Phoenix International Inc.*   ............    4,000            95,500
Puma Technology Inc.*   ..................   97,500           609,375
QAD Inc.*   ..............................   37,000           689,125
SeaChange International Inc.* ............      100             1,475
Template Software Inc.* ..................   11,000           143,000
TSI International Software Ltd.* .........   13,000           172,250
Walsh International Inc.*  ...............   17,000           212,500
                                                         -------------
                                                           14,385,764
                                                         -------------
Electronic Components 3.8%
Apex PC Solutions Inc.* ..................   13,000           492,375
BEI Electronics Inc. .....................  165,000         2,598,750
DeCrane Aircraft Holdings Inc.*  .........   74,000         1,359,750
Denison International PLC ADR*   .........  253,200          ,889,925
Electro Scientific Industries Inc.* ......    5,000           305,000
Fusion Systems Corp.*   ..................    1,000               875
Galileo Technology Ltd.*   ...............    9,000           297,000
Innova Corp.*  ...........................    3,300            77,963
Optek Technology Inc.*  ..................  182,600         3,446,575


----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Electronic Components (cont'd)
Peak International Ltd.*   ...............   41,000      $    978,875
Power-One Inc.*   ........................   68,000           952,000
Reliability Inc.* ........................   33,000         1,427,250
Reptron Electronics Inc.*  ...............   65,000         1,190,312
Richey Electronics Inc.*   ...............   10,000           102,500
                                                         -------------
                                                           18,119,150
                                                         -------------
Electronic Equipment 2.7%
Aehr Test Systems Inc.* ..................    4,800            84,900
Brooks Automation Inc.* ..................   25,400           974,725
Coherent Inc.* ...........................  104,000         5,759,000
Detection Systems Inc.* ..................  112,400         2,318,250
FARO Technologies Inc.* ..................   63,400         1,038,175
Flir Systems Inc.*   .....................    7,500           149,063
Instrumentation Laboratories SPA ADR*  ...   40,000           112,500
Mackie Designs Inc.* .....................   15,000           142,500
Magnetic Technologies Corp.*  ............   70,000           334,687
Novametrix Medical Systems Inc.* .........   45,000           452,812
Pioneer-Standard Electronics Inc.   ......   17,000           292,188
Plantronics Inc.* ........................   16,000           604,000
Positron Fiber Systems Corp. Cl. A* ......   31,300           322,781
Silicon Valley Group Inc.* ...............    1,000            35,563
                                                         -------------
                                                           12,621,144
                                                         -------------
Office Equipment 0.5%
Davel Communications Group*   ............    8,000           184,000
ErgoBilt Inc.* ...........................   45,000           447,187
Exabyte Corp.* ...........................  128,000         1,408,000
Laser Power Corp.*   .....................   42,000           304,500
                                                         -------------
                                                            2,343,687
                                                         -------------
Total Science & Technology    ............                 51,204,245
                                                         -------------
Utility 0.8%
Natural Gas 0.2%
Continental Natural Gas Inc.* ............   32,700           392,400
TransTexas Gas Corp.*   ..................   32,500           520,000
                                                         -------------
                                                              912,400
                                                         -------------
Telephone 0.6%
Bell Canada International Inc*   .........   45,500           858,812
NACT Telecommunications Inc.* ............   25,000           395,313
NEXTLINK Communications Inc. Cl. A* ......   75,600         1,814,400
                                                         -------------
                                                            3,068,525
                                                         -------------
Total Utility  ...........................                  3,980,925
                                                         -------------
Total Common Stocks (Cost $290,434,166)                   349,692,059
                                                         -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      Principal     Maturity         Value
                                       Amount         Date          (Note 1)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES 0.1%
System Software Associates
  Inc. Cv. Sub. Note, 7.00%   ...... $   300,000    9/15/2002      $     332,250
                                                                   -------------
Total Fixed Income Securities (Cost $300,000)   ...............          332,250
                                                                   -------------
SHORT-TERM OBLIGATIONS 28.5%
American Express Credit Corp.,
  5.60%  ...........................   6,600,000   10/01/1997          6,600,000
American Express Credit Corp.,
  5.54%  ...........................   5,454,000   10/07/1997          5,454,000
American Express Credit Corp.,
  5.50%  ...........................  10,000,000   10/10/1997         10,000,000
Bell Atlantic Financial Services
  Inc., 5.52%  .....................   5,511,000   10/06/1997          5,506,775
Beneficial Corp., 5.52%    .........   8,069,000   10/24/1997          8,069,000
Commercial Credit Co., 5.50%   .      19,460,000   10/03/1997         19,460,000
Ford Motor Credit Co., 5.51%   .       5,000,000   10/06/1997          5,000,000
Ford Motor Credit Co., 5.52%   .       6,000,000   10/07/1997          6,000,000
Ford Motor Credit Co., 5.51%   .       9,000,000   10/15/1997          9,000,000
General Electric Capital Corp.,
  5.52%  ...........................   9,806,000   10/20/1997          9,806,000
General Electric Capital Corp.,
  5.53%  ...........................   6,857,000   10/24/1997          6,857,000
Household Finance Corp.,
  5.51%  ...........................  14,033,000   10/08/1997         14,033,000
John Deere Capital Corp.,
  5.51%  ...........................   8,521,000   10/02/1997          8,521,000
John Deere Capital Corp.,
  5.49%  ...........................   8,514,000   10/09/1997          8,514,000
Toys R Us Inc., 5.48%   ............   2,885,000   10/10/1997          2,881,047
Walt Disney Co., 5.47%  ............  10,000,000   10/02/1997          9,998,481
                                                                   -------------
Total Short-Term Obligations (Cost $135,700,303)   ............      135,700,303
                                                                   -------------
Total Investments (Cost $426,434,469)--102.1%   ...............      485,724,612
Cash and Other Assets, Less Liabilities--(2.1%)    ............      (10,270,000)
                                                                   -------------
Net Assets--100.0%   ..........................................    $ 475,454,612
                                                                   =============



-------------------------------------------------------------------------------
Federal Income Tax Information:
At September 30 1997, the net unrealized appreciation
   of investments based on cost for Federal income tax
   purposes of $426,523,579 was as follows:
Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value over
   tax cost                                                        $ 61,386,319

Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over valu                                                          (2,185,286)
                                                                    ------------
                                                                    $ 59,201,033
                                                                    ============

-------------------------------------------------------------------------------
*Nonincome-producing securities.


 ADR stands for American Depositary Receipt, representing ownership of foreign securities.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 1997


Assets
Investments, at value (Cost $426,434,469) (Note 1)   ............   $485,724,612
Cash    .........................................................         81,486
Receivable for fund shares sold    ..............................     10,491,205
Receivable for securities sold  .................................        409,114
Dividends and interest receivable  ..............................        271,527
Deferred organization costs and other assets (Note 1)                     37,004
                                                                    -------------
                                                                     497,014,948
Liabilities
Payable for securities purchased   ..............................     20,687,805
Accrued management fee (Note 2)    ..............................        278,020
Payable for fund shares redeemed   ..............................        263,692
Accrued distribution and service fees (Note 5)    ...............        236,922
Accrued transfer agent and shareholder services
  (Note 2)    ...................................................         11,230
Accrued trustees' fees (Note 2)    ..............................          9,275
Other accrued expenses    .......................................         73,392
                                                                    -------------
                                                                      21,560,336
                                                                    -------------
Net Assets                                                          $475,454,612
                                                                    =============
Net Assets consist of:
 Unrealized appreciation of investments  ........................   $ 59,290,143
 Accumulated net realized gain  .................................      4,156,803
 Shares of beneficial interest  .................................    412,007,666
                                                                    -------------
                                                                    $475,454,612
                                                                    =============
Net Asset Value and redemption price per share of
  Class A shares ($157,853,458 [divided by] 7,621,324 shares of
  beneficial interest)    .......................................         $20.71
                                                                          ======
Maximum Offering Price per share of Class A shares
  ($20.71 [divided by] .955) ....................................         $21.69
                                                                          ======
Net Asset  Value and  offering  price per share of Class
  B shares $235,938,105 [divided by] 11,606,420 shares of
  beneficial interest)*   .......................................         $20.33
                                                                          ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($14,542,027 [divided by]
  697,968 shares of beneficial interest)   ......................         $20.83
                                                                          ======
Net Asset  Value and  offering  price  per share of Class
  D shares ($67,121,022 [divided by] 3,302,603 shares of
  beneficial interest)*   .......................................         $20.32
                                                                          ======

-------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended September 30, 1997

Investment Income
Dividends, net of foreign taxes of $101 ..................           $  212,366
Interest  ................................................            1,052,808
                                                                     -----------
                                                                      1,265,174
Expenses
Management fee (Note 2)  .................................              726,266
Custodian fee   ..........................................              121,027
Transfer agent and shareholder services (Note 2)    ......               55,656
Service fee--Class A (Note 5)  ...........................               64,258
Distribution and service fees--Class B (Note 5)  .........              384,579
Distribution and service fees--Class D (Note 5)  .........              112,831
Registration fees  .......................................               88,786
Reports to shareholders  .................................               18,630
Trustees' fees (Note 2)  .................................               17,094
Audit fee    .............................................               16,698
Amortization of organization costs (Note 1)   ............               14,595
Legal fees   .............................................                6,906
Miscellaneous   ..........................................                6,613
                                                                     -----------
                                                                      1,633,939
Expenses borne by the Distributor (Note 3)    ............             (135,389)
                                                                     -----------
                                                                      1,498,550
                                                                     -----------
Net investment loss   ....................................             (233,376)
                                                                     -----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)    ......            4,589,402
Net unrealized appreciation of investments    ............           57,978,769
                                                                     -----------
Net gain on investments  .................................           62,568,171
                                                                     -----------
Net increase in net assets resulting from operations   .             $62,334,795
                                                                     ===========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                        Year ended September 30
                                     ------------------------------
                                         1997            1996
                                     --------------   -------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss   ............   $  (233,376)      $  (38,012)
Net realized gain on investments       4,589,402        1,978,638
Net unrealized appreciation of
  investments   ..................    57,978,769          774,969
                                     ------------      ----------
Net increase resulting from
  operations    ..................    62,334,795        2,715,595
                                     ------------      ----------
Dividend from net investment income:
 Class A  ........................            --          (46,536)
 Class B  ........................            --             (430)
 Class C  ........................            --           (1,112)
 Class D  ........................            --             (430)
                                     ------------      ----------
                                              --          (48,508)
                                     ------------      ----------
Distributions from net realized gains:
 Class A  ........................      (275,192)        (259,563)
 Class B  ........................       (38,226)          (5,268)
 Class C  ........................    (1,776,578)          (5,268)
 Class D  ........................       (38,226)          (5,268)
                                     ------------      ----------
                                      (2,128,222)        (275,367)
                                     ------------      ----------
Net increase from fund share
 transactions (Note 7)   .........   406,056,397          668,649
                                     ------------      ----------
Total increase in net assets   ...   466,262,970        3,060,369
Net Assets
Beginning of year  ...............     9,191,642        6,131,273
                                     ------------      ----------
End of year  .....................   $475,454,612      $9,191,642
                                     ============      ==========


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1997

Note 1
State Street Research Aurora Fund, formerly State Street Research Small Capitalization Value Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Aurora Fund, State Street Research Emerging Growth Fund and State Street Research Capital Fund.

The investment objective of the Fund is to provide high total return consisting principally of capital appreciation. In seeking to achieve its investment objective, the Fund invests primarily in the equity securities of small capitalization companies which are trading at prices believed to be below the true values of such securities.

The Fund is authorized to issue four classes of shares. Effective November 5, 1997, the Fund discontinued offering all four classes of shares. Class A share are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of the eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declared separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Securities transactions are


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.


B. Federal Income Taxes
No provision for Federal income taxes is necessary since the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time period.


C. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended September 30, 1997, the Fund has designated as long-term $290,046 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

E. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.85% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 1997, the fees pursuant to such agreement amounted to $726,266.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), and indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended September 30, 1997, the amount of such expenses was $39,592.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,094 during the year ended September 30, 1997.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended September 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $135,389.

Note 4
For the year ended September 30, 1997, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $297,321,594 and $19,001,368, respectively.

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1997, fees pursuant to such plan amounted to $64,258, $384,579, and $112,831 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $314,023 and $312,224, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $784,669 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $8,896 and $3,376 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6
The Trustees declared a distribution of all capital gains realized during the year ended September 30, 1997, (approximately $.13 short-term and $.02 long-term per share), payable October 31, 1997 to shareholders of record on October 30, 1997.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 7
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At September 30, 1997, the Adviser owned one share of each of Class A, Class B, Class C and Class D shares and Metropolitan owned 19,510 Class A shares, 13,884 Class B shares, 636,481 Class C shares and 13,884 Class D shares of the Fund.

Share transactions were as follows:






                                                                             Year ended September 30
                                                                         -------------------------------
                                                                                      1997
                                                                         -------------------------------
Class A                                                                       Shares          Amount
------------------------------------------------------------------------ -------------- ----------------
Shares sold    .........................................................   7,718,462     $141,142,332
Issued upon reinvestment of:
 Distributions from net realized gains    ..............................      20,767          275,171
 Dividend from net investment income   .................................          --               --
Shares repurchased   ...................................................    (191,210)      (3,448,807)
                                                                          ----------     ------------
Net increase (decrease)    .............................................   7,548,019     $137,968,696
                                                                          ==========     ============
Class B                                                                     Shares          Amount
-----------------------------------------------------------------------   ---------      ------------
Shares sold    .........................................................  11,670,966     $208,229,024
Issued upon reinvestment of distributions from net realized gains ......       2,920           38,204
Shares repurchased   ...................................................     (78,457)      (1,385,012)
                                                                          ----------     ------------
Net increase   .........................................................  11,595,429     $206,882,216
                                                                          ==========     ============
Class C                                                                     Shares          Amount
-----------------------------------------------------------------------  ---------      ------------
Shares sold    .........................................................      68,257     $  1,187,984
Issued upon reinvestment of distributions from net realized gains ......     133,575        1,776,556
Shares repurchased   ...................................................     (14,394)        (233,957)
                                                                          ----------     ------------
Net increase   .........................................................     187,438     $  2,730,583
                                                                          ==========     ============
Class D                                                                     Shares          Amount
-----------------------------------------------------------------------  ---------      ------------
Shares sold    .........................................................   3,388,937     $ 60,155,313
Issued upon reinvestment of distributions from net realized gains ......       2,921           38,204
Shares repurchased   ...................................................    (100,246)      (1,718,615)
                                                                          ----------     ------------
Net increase   .........................................................   3,291,612     $ 58,474,902
                                                                          ==========     ============



                                                                                     1996
                                                                         -----------------------------
Class A                                                                     Shares           Amount
------------------------------------------------------------------------ ------------- ---------------
Shares sold    .........................................................     32,682     $    424,234
Issued upon reinvestment of:
 Distributions from net realized gains    ..............................     24,487          259,562
 Dividend from net investment income   .................................        211            2,242
Shares repurchased   ...................................................   (503,526)      (5,963,085)
                                                                          ---------     ------------
Net increase (decrease)    .............................................   (446,146)    $ (5,277,047)
                                                                          =========     ============
Class B                                                                     Shares         Amount
-----------------------------------------------------------------------   ---------     ------------
Shares sold    .........................................................         --     $         --
Issued upon reinvestment of distributions from net realized gains ......        498            5,265
Shares repurchased   ...................................................         --               --
                                                                          ---------    ------------
Net increase   .........................................................        498     $      5,265
                                                                          =========     ============
Class C                                                                     Shares         Amount
-----------------------------------------------------------------------   ---------     ------------
Shares sold    .........................................................    499,540     $  5,929,901
Issued upon reinvestment of distributions from net realized gains ......        497            5,265
Shares repurchased   ...................................................         --               --
                                                                          ---------     ------------
Net increase   .........................................................    500,037     $  5,935,166
                                                                          =========     ============
Class D                                                                     Shares         Amount
-----------------------------------------------------------------------   ---------     ------------
Shares sold    .........................................................         --     $         --
Issued upon reinvestment of distributions from net realized gains ......        498            5,265
Shares repurchased   ...................................................         --               --
                                                                          ---------     ------------
Net increase   .........................................................        498     $      5,265
                                                                          =========     ============

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                      Class A
                                                               ---------------------------------------------
                                                                              Year ended September 30
                                                               ---------------------------------------------
                                                               1997**          1996**           1995***
                                                               ------------    ------------     -------------
Net asset value, beginning of year                            $      15.14     $      11.13     $       9.55
                                                              ------------     ------------     ------------
Net investment income (loss)*                                         0.03            (0.06)            0.07
Net realized and unrealized gain on investments                       9.02             4.66             1.51
                                                              ------------     ------------     ------------
  Total from investment operations                                    9.05             4.60             1.58
                                                              ------------     ------------     ------------
Dividend from net investment income                                     --            (0.09)              --
Distributions from net realized gains                                (3.48)           (0.50)              --
                                                              ------------     ------------     ------------
  Total distributions                                                (3.48)           (0.59)              --
                                                              ------------     ------------     ------------
Net asset value, end of year                                  $      20.71     $      15.14     $      11.13
                                                              ============     ============     ============
Total return                                                         72.70%+          43.63%+          16.54%++
Net assets at end of year (000s)                              $    157,853     $      1,110     $      5,782
Ratio of operating expenses to average net assets*                    1.34%            1.45%            1.45%#
Ratio of net investment income (loss) to average net assets*          0.17%           (0.56)%           1.05%#
Portfolio turnover rate                                              25.03%          124.79%           47.34%
Average commission rate @                                     $     0.0154     $     0.0174               --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                                  $       0.02     $       0.32     $       0.15



                                                                                      Class B
                                                               ---------------------------------------------
                                                                              Year ended September 30
                                                               ---------------------------------------------
                                                              1997**           1996**           1995***
                                                              ------------     ------------     ------------
Net asset value, beginning of year                            $      15.02     $      11.08     $       9.55
                                                              ------------     ------------     ------------
Net investment income (loss)*                                        (0.09)           (0.17)            0.02
Net realized and unrealized gain on investments                       8.88             4.65              .51
                                                              ------------     ------------     ------------
  Total from investment operations                                    8.79             4.48             1.53
                                                              ------------     ------------     ------------
Dividend from net investment income                                     --            (0.04)              --
Distributions from net realized gains                                (3.48)           (0.50)              --
                                                              ------------     ------------     ------------
  Total distributions                                                (3.48)           (0.54)              --
                                                              ------------     ------------     ------------
Net asset value, end of year                                  $      20.33     $      15.02     $      11.08
                                                              ============     ============     ============
Total return                                                         71.34%+          42.52%+          16.02%++
Net assets at end of year (000s)                              $    235,938     $        165     $        116
Ratio of operating expenses to average net assets*                    2.08%            2.20%            2.20%#
Ratio of net investment income (loss) to average net assets*         (0.55)%          (1.38)%           0.32%#
Portfolio turnover rate                                              25.03%          124.79%           47.34%
Average commission rate @                                     $     0.0154     $     0.0174               --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                                  $       0.01     $       0.32     $       0.15


                                                                                      Class C
                                                               ---------------------------------------------
                                                                              Year ended September 30
                                                               ---------------------------------------------
                                                               1997**          1996**          1995***
                                                               ------------    ------------    -------------
Net asset value, beginning of year                            $      15.18     $      11.15     $       9.55
                                                              ------------     ------------     ------------
Net investment income (loss)                                         (0.00)           (0.06)            0.09
Net realized and unrealized gain on investments                       9.13             4.70             1.51
                                                              ------------     ------------     ------------
  Total from investment operations                                    9.13             4.64             1.60
                                                              ------------     ------------     ------------
Dividend from net investment income                                     --            (0.11)              --
Distributions from net realized gains                                (3.48)           (0.50)              --
                                                              ------------     ------------     ------------
  Total distributions                                                (3.48)           (0.61)              --
                                                              ------------     ------------     ------------
Net asset value, end of year                                  $      20.83     $      15.18     $      11.15
                                                              ============     ============     ============
Total return                                                         73.10%+          43.95%+          16.75%+
Net assets at end of year (000s)                              $     14,542     $      7,752     $        117
Ratio of operating expenses to average net assets*                    1.16%            1.20%            1.20%#
Ratio of net investment income (loss) to average net assets*         (0.02)%          (0.43)%           1.32%#
Portfolio turnover rate                                              25.03%          124.79%           47.34%
Average commission rate @                                     $     0.0154     $     0.0174               --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) .                                 $       0.12     $       0.32     $       0.15



                                                                                      Class D
                                                               ---------------------------------------------
                                                                              Year ended September 30
                                                               ---------------------------------------------
                                                               1997**          1996**          1995***
                                                              ------------     ------------    -------------
Net asset value, beginning of year                            $      15.02     $      11.08     $       9.55
                                                              ------------     ------------     ------------
Net investment income (loss)                                         (0.09)           (0.17)            0.02
Net realized and unrealized gain on investments                       8.87             4.65             1.51
                                                              ------------     ------------     ------------
  Total from investment operations                                    8.78             4.48             1.53
                                                              ------------     ------------     ------------
Dividend from net investment income                                     --            (0.04)              --
Distributions from net realized gains                                (3.48)           (0.50)              --
                                                              ------------     ------------     ------------
  Total distributions                                                (3.48)           (0.54)              --
                                                              ------------     ------------     ------------
Net asset value, end of year                                  $      20.32     $      15.02     $      11.08
                                                              ============     ============     ============
Total return                                                         71.26%+          42.52%+          16.02%++
Net assets at end of year (000s)                              $     67,121     $        165     $        116
Ratio of operating expenses to average net assets*                    2.09%            2.20%            2.20%#
Ratio of net investment income (loss) to average net assets*         (0.58)%          (1.38)%           0.32%#
Portfolio turnover rate                                              25.03%          124.79%           47.34%
Average commission rate @                                     $     0.0154     $     0.0174               --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) .                                $       0.01     $       0.32     $       0.15

--------------------------------------------------------------------------------
       #  Annualized.
      ** Per-share figures have been calculated using the average shares method.
     ***  February 13, 1995 (commencement of operations) to September 30, 1995.
       + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund' expenses.
      ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
      @ Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Capital Trust and Shareholders of State Street Research Aurora Fund (formerly State Street Research Small Capitalization Value Fund):

We have audited the accompanying statement of assets and liabilities of State Street Research Aurora Fund, formerly State Street Research Small Capitalization Value Fund, including the schedule of portfolio investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Aurora Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.


Boston, Massachusetts
November 7, 1997

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Aurora Fund provided shareholders with superior returns for the year ending September 30, 1997. Class A shares returned +72.70% [without sales charge]. That was significantly higher than its peer group, the Lipper small company fund average, which was up 29.79%. It was also well above the Fund's benchmark, the Russell 2000 Value Index, which gained 42.54% for the period.

Aurora Fund seeks high total return primarily through capital appreciation by investing in small companies that are undervalued or special situations. The manager's strategy is to look for a combination of relatively low valuation and aggressive upside potential. Company visits, when possible, and communication with management are the manager's primary research tools.

In general, large company stocks outperformed small company stocks during the first half of the year. Small stocks came back stronger in the second half of the year. The Fund benefited from stock selection in a wide range of sectors and the manager's emphasis on his largest positions. Of the approximately 300 stocks in the portfolio, the top 10 holdings account for 17% of the Fund's assets.

The Fund ended the year with 26% in cash, the result of an extraordinary inflow of assets near the end of the period.

September 30, 1997

The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Russell 2000 Value Index contains those securities within the Russell 2000 Index with a less than average growth orientation. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                               Change in Value of
                          $10,000 Based on the S&P 500
                     Compared to Change in Value of $10,000
                             Invested in the Fund

[Line charts]


Class A Shares

  Average Annual Total Return
1 Year       Life of Fund
64.92%       47.06%

         Aurora Fund          S&P 500
2/95      9,550                10,000
9/95     11,130                12,425
9/96     15,986                14,949
9/97     27,606                20,993


Class B Shares

  Average Annual Total Return
1 Year       Life of Fund
66.34%       47.92%

         Aurora Fund          S&P 500
2/95     10,000               10,000
9.95     11,602               12,425
9/96     16,135               14,949
9/97     28,032               20,993


Class C Shares

  Average Annual Total Return
1 Year       Life of Fund
73.10%       50.02%

         Aurora Fund          S&P 500
2/95     10,000               10,000
9/95     11,675               12,425
9/96     16,806               14,949
9/97     29,092               20,993


Class D Shares

  Average Annual Total Return
1 Year       Life of Fund
70.26%       48.29%

         Aurora Fund          S&P 500
2/95     10,000               10,000
9/95     11,602               12,425
9/96     16,535               14,949
9/97     28,318               20,993





================================================

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH CAPITAL TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Aurora Fund
One Financial Center
Boston, MA 02111


Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111


Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111


Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032


Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111


Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer


Peter C. Bennett
Vice President


Jesus A. Cabrera
Vice President


Rudolph K. Kluiber
Vice President


James M. Weiss
Vice President


Gerard P. Maus
Treasurer


Joseph W. Canavan
Assistant Treasurer


Douglas A. Romich
Assistant Treasurer


Francis J. McNamara, III
Secretary and General Counsel


Darman A. Wing
Assistant Secretary and
Assistant General Counsel


Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company


Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University


Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.


Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs


Robert A. Lawrence
Associate, Saltonstall & Co.


Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company


Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company


Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.


Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts Institute of Technology


Jeptha H. Wade
Retired; formerly Of Counsel, Choate, Hall & Stewart

State Street Research Aurora Fund                               Bulk Rate
One Financial Center                                          U.S. Postage
Boston, MA 02111                                                  PAID
                                                              Randolph, MA
Questions? Comments?                                         Permit No. 600

Call us at 1-800-562-0032, or
Write us at:
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408 or
E-Mail us at:
info@ssrfunds.com

[STATE STREET RESEARCH logo]

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Aurora Fund prospectus. When used after December 31, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 4442-971119(1298)SSR-LD                      SCV-339E-1197IBSRN